UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ESSA PHARMA INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ESSA PHARMA INC.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
OF ESSA PHARMA INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 25, 2021
January 26, 2021
If you have questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com

ESSA PHARMA INC.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual general and special meeting (the “Meeting”) of the shareholders of ESSA Pharma Inc. (the “Company” or “ESSA”) will be held virtually on February 25, 2021 at 11:00 a.m. (Pacific time) for the following purposes:
1.
to receive and consider the audited financial statements of the Company for the year ended September 30, 2020, together with the auditor’s report thereon;

2.
to elect the directors for the ensuing year;

3.
to appoint an auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor;

4.
to consider, and if thought fit, pass with or without amendment, an ordinary resolution to ratify, confirm and approve the ESSA Pharma Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) as previously approved by the board of directors of the Company (the “Board’), and as set out in Schedule A to the accompanying proxy statement (the “proxy statement”) and to reserve common shares in the capital of the Company (the “Common Shares”) from treasury for issuance under the Omnibus Plan, the full text of which is set out in the accompanying proxy statement, under the heading “Approval of Omnibus Incentive Plan”;

5.
to consider, and if thought fit, pass with or without amendment, an ordinary resolution to ratify, confirm and approve the amendments to the Company’s amended and restated stock option plan (the “Existing Option Plan”), as previously approved by the Board, and as set out in Schedule B to the accompanying proxy statement; to reserve Common Shares from treasury for issuance under the revised amended and restated stock option plan (as amended, the “Amended Option Plan”) and also to ratify, confirm and approve previous grants of stock options exercisable for an aggregate of up to 863,948 Common Shares under the Company’s Amended Option Plan, to certain officers, consultants and employees of the Company, as previously approved by the Board, the full text of which is set out in the accompanying proxy statement, under the heading “Approval of Amendment to Stock Option Plan and Certain Option Grants Thereunder”;

6.
to consider, and if thought fit, pass with or without amendment, a special resolution to ratify, confirm and approve certain amendments to the Company’s Articles of Incorporation (the “Articles”) as more particularly described in the accompanying proxy statement under the heading “Approval of Amendment of Articles”; and

7.
to transact such other business as may properly come before the Meeting.

This year, out of an abundance of caution and to continue to deal with the unprecedented health impact of coronavirus disease (“COVID-19”), and mitigate risks to the health and safety or our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location.
Registered shareholders and duly appointed proxyholders can attend the Meeting online at http://web.lumiagm.com/278887896 where they can participate, vote, or submit questions during the Meeting’s live webcast. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting.
The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.

You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on January 13, 2021 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder at the Record Date or you hold a valid proxy to vote at the Meeting.
Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 5 and to the instructions on your proxy or voting instruction card.
DATED at Vancouver, British Columbia this 26th day of January 2021.
ON BEHALF OF THE BOARD OF DIRECTORS
/s/ David R. Parkinson

David R. Parkinson
President, Chief Executive Officer and Director
Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General and Special Meeting of Shareholders to be Held on February 25, 2021.
This proxy statement and the accompanying form of proxy or voting instruction card are being provided to shareholders beginning on or about January 26, 2021. Unless the context otherwise requires, references to the “Company”, “ESSA”, “we” and “our” refer to ESSA Pharma Inc. “Common Shares” means common shares without par value in the capital of the Company. “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.
These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the issuer or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

i

QUESTIONS AND ANSWERS
All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.
Proxy Materials
Why am I receiving these materials?
Our Board is making these materials available to you by mailing paper copies to you in connection with our Meeting to be held on February 25, 2021. As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the management and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.
The Meeting will be held in virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. A summary of the information shareholders will need to attend the Meeting online is provided below.
Why is the Company having a virtual only Meeting?
This year, out of an abundance of caution and to continue to deal with the unprecedented health impact of coronavirus disease, also known as COVID-19, and mitigate risks to the health and safety or our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location.
What is included in the proxy materials?
The proxy materials include:
our notice of meeting;
our proxy statement for the Meeting, including any schedules thereto;
a proxy or voting instruction card;
our 2020 Annual Report on Form 10-K; and
a virtual annual general meeting user guide.
What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Laurel Hill Advisory Group (“Laurel Hill”) at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com.
A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Computershare Investor Services Inc. at:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
1-800-564-6253 (Canada or the United States)
1-514-982-7555 (International toll free)
If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com
We will not transmit proxy materials using notice-and-access, as such term is defined by Canadian securities laws.
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact. The Company has retained Laurel Hill to act as its proxy solicitation agent. In connection with these services, Laurel Hill will receive C$35,000 plus reasonable out-of-pocket expenses.
If you have any questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:

the election of 9 members of the Board to hold office until the 2022 annual meeting of shareholders or until their successors are elected and qualified, subject to earlier resignation or removal;

the appointment of Davidson & Company LLP (“Davidson”), chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor;

an ordinary resolution to ratify, confirm and approve the Company’s Omnibus Plan as previously approved by the Board, and as set out in Schedule A to the accompanying proxy statement and to reserve Common Shares from treasury for issuance under the Omnibus Plan, the full text of which is set out in the accompanying proxy statement, under the heading “Approval of Omnibus Incentive Plan”;

an ordinary resolution to ratify, confirm and approve the amendments to the Existing Option Plan, as previously approved by the Board, and as set out in Schedule B to the accompanying proxy statement; to reserve Common Shares from treasury for issuance under the Amended Option Plan, and to ratify, confirm and approve previous grants of stock options exercisable for an aggregate of up to 863,948 Common Shares under the Company’s Amended Option Plan, to certain directors, officers, employees and consultants of the Company, as previously approved by the Board, the full text of which is set out in the accompanying proxy statement, under the heading “Approval of Amendment to Stock Option Plan and Certain Option Grants Thereunder”;

a special resolution to ratify, confirm and approve certain amendments to the Company’s Articles as more particularly described in the accompanying proxy statement under the heading “Approval of Amendment of Articles”; and

to transact such other business as may properly come before the Meeting.

What are my voting choices?
You may vote: (1) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors, (2) “FOR” or “WITHHOLD” for the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration, (3) “FOR” or “AGAINST” for each of the other proposals.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares: (1) “FOR” each of its nominees for election to the Board, (2) “FOR” the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and (3) “FOR” the approval of each of the other proposals.
What vote is required to approve each item?
To conduct business at the Meeting, a quorum consisting of at least 33 1∕3% of the shares entitled to vote must be present or represented by proxy. Previously, the Company qualified as a Foreign Private Issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and was entitled to rely on certain corporate governance exemptions under Nasdaq rules. The Company no longer qualifies as a Foreign Private Issuer and as such must comply with Nasdaq’s quorum requirement, which is set at 33 1∕3% of the shares entitled to vote.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 1 — Election of Directors”). You are not entitled to cumulative voting in the election of directors.
As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.
Proposal	Required Vote
1. Election of Directors	Plurality of votes – nominees receiving the nine highest number of votes at the Meeting will be elected*
2. Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal
3. Approval of the Company’s Omnibus Plan	Majority of the votes cast on the proposal
4. Approval of the Amended Option Plan and Grants	Majority of the votes cast on the proposal
5. Approval to Amend the Company’s Articles	Two-thirds of the votes cast on the proposal

*
See “Proposal 1 — Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the policy requires that the nominee shall tender his or her written resignation to the Chair.

What happens if additional items are presented at the Meeting?
We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.essapharma.com.
How You Can Vote
What shares can I vote?
You are entitled to one vote for each Common Share that you owned at the close of business on January 13, 2021, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 355 shareholders of record holding 4,717,803 of the 33,682,383 Common Shares that were outstanding, and the remaining 28,964,580 outstanding Common Shares were held through Cede & Co. and CDS & Co.
Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.
Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.
How can I vote at the Meeting?
Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.

You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.
How can I vote without attending the Meeting?
Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.
For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
Voting by Internet
Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.
Voting by Telephone
Shareholders of record may vote by telephone by calling 1-866-732-8683 or, for shareholders of record outside of North America, by calling the number indicated on your proxy or voting instruction card, and following the instructions.
Most shareholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These shareholders should check the card for telephone voting availability.
Voting by Mail
Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our transfer agent, Computershare Investor Services Inc. at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
Additionally, ESSA may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares. Eligible beneficial owners may be contacted by Laurel Hill to conveniently obtain a vote directly over the telephone.
How do I attend and participate at the Meeting?
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person.
Attending the Meeting online enables registered shareholders and duly appointed proxyholders, including beneficial shareholders who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting.
Registered shareholders and duly appointed proxyholders can attend the Meeting online by going to http://web.lumiagm.com/278887896. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting.
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Registered shareholders:   The 15-digit control number located on the form of proxy or in the email notification you received is the Username. The Password to the Meeting is “essa2021” (case sensitive).

If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.
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Duly appointed proxyholders:   Computershare will provide the proxyholder with a Username by email after the voting deadline has passed and the proxyholder has been duly appointed AND registered as described under the heading “Appointment of a Third Party as a Proxy” below. The Password to the Meeting is “essa2021”.

Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to vote.
If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.
Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at https://www.essapharma.com/investors/events-presentations/ and will remain available until the filing of the Company’s 2022 proxy statement.
How will my shares be voted?
Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. At the time of printing this proxy statement, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 9:00 a.m. (Pacific time) on February 23, 2021, or two business days prior to any adjournment of the Meeting.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
If you are a shareholder of record, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received prior to close of business on February 24, 2021; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.
If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.
Appointment of a Third Party as Proxy
The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.
Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.
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Step 1: Submit your form of proxy or voting instruction form:   To appoint someone other than the persons designated in the enclosed form of proxy or voting instruction form as proxyholder, insert that person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form.

If you are a non-registered shareholder and wish to vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions above under the heading “How do I attend and participate at the Meeting?”.
If you are a non-registered shareholder located in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above under “How do I attend and participate at the Meeting?”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by e-mail), or Computershare, Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, ON M5J 2Y1, Canada (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of 9:00 a.m. (Pacific time) on February 23, 2021.
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Step 2: Register your proxyholder:   To register a third-party proxyholder, shareholders MUST visit http://www.computershare.com/EssaPharma by 9:00 a.m. (Pacific time) on February 23, 2021 and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Meeting but will be able to participate as a guest.

Attending the Meeting
Who can attend the Meeting?
You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of ESSA at the close of business on January 13, 2021, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.
The Meeting will begin promptly at 11:00 a.m. (Pacific time). Please allow ample time to check into the Meeting online and complete the related procedure.
Shareholder Proposals
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Chief Financial Officer no later than 5:00 p.m. (Pacific time) on September 24, 2021, and must be submitted to our Chief Financial Officer at ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada, V5Z 1K5. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I present other business for consideration at a meeting?
Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Chief Financial Officer at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about ESSA Pharma Inc.?”) and must be provided by the deadline as provided in the Articles and updated and supplemented as provided in the Articles.
Obtaining Additional Information
How may I obtain financial and other information about ESSA Pharma Inc.?
Our consolidated financial statements are included in our 2020 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada, additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended September 30, 2020, is available on SEDAR at http://www.sedar.com under the Company’s profile.
We also will furnish a copy of our 2020 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Chief Financial Officer at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?”
By writing to us, shareholders also may obtain, without charge, a copy of our articles, corporate governance guidelines, code of conduct and Board standing committee charters.
What if I have questions on the Meeting or need assistance with voting my Common Shares?
If you have any questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.
What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
How do I obtain additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or voting materials, please contact us at:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com

SHARE OWNERSHIP
The following table indicates information as of January 13, 2021, regarding the beneficial ownership of our Common Shares for:
each person who is known by us to beneficially own more than 5% of our Common Shares;
each named executive officer;
each of our directors; and
all named executive officers and directors as a group.
For the purposes of calculating percent ownership, as of January 13, 2021, 33,682,383 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of January 13, 2021, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any Common Shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person. To our knowledge, except as noted in the table below, no person or entity is the beneficial owner of more than 5% of the voting power of our Common Shares.
Except as otherwise indicated, the address of each of the persons in this table is Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
BVF Partners L.P.	5,560,565(1)	15%
Clarus Lifesciences III, L.P.	3,679,114(2)	11%
Soleus Capital, LLC	2,844,187(3)	8%
Eventide Asset Management, LLC	2,010,169(4)	6%
Omega Fund IV, L.P.	1,782,151(5)	5%
Directors and Named Executive Officers:
Franklin Berger	905,752(6)	3%
Ari Brettman	36,111(7)	*
Alessandra Cesano	158,752(8)	*
Richard Glickman	103,268(9)	*
Alex Martin	50,410(10)	*
David Parkinson	674,131(11)	2%
Scott Requadt	72,714(12)	*
Gary Sollis	47,715(13)	*
Marella Thorell	38,992(14)	*
Peter Virsik	517,569(15)	2%
David Wood	212,784(16)	1%
Sanford Zweifach	36,111(17)	*
All named executive officers and directors as a group (12 persons)	2,845,109	8%

*
Less than one percent

(1)
Consists of 2,640,565 Common Shares and 2,920,000 Common Share purchase warrants (“Warrants”) as reported in BVF Partners L.P.’s (“BVF”) Schedule 13G/A filed February 14, 2020. The address for this entity is 44 Montgomery St., 40th Floor, San Francisco, CA 94104. BVF is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund, L.P., the investment manager of Investment 10, L.L.C. and MSI BVF SPV, L.L.C., and the sole member of BVF Partners OS, Ltd., which is itself the general partner of Biotechnology Value Trading Fund O.S., L.P.

(2)
Consists of 3,573,053 Common Shares and 106,061 Warrants as reported in Clarus Lifesciences III, L.P. (“Clarus”)’s Form 3 filed with the SEC on October 1, 2020. This also reflects Common Shares directly held by Ari Brettman, a director of ESSA and an officer of The Blackstone Group Inc. (“Blackstone”) and/or one of its affiliates. Pursuant to arrangements between Mr. Brettman and Blackstone, Mr. Brettman is required to transfer to Blackstone any and all compensation received in connection with his directorship for any company Blackstone invests in or advises. The address for this entity is 101 Main Street, Suite 1210, Cambridge, MA 02142.

(3)
Consists of 2,298,185 Common Shares and 546,002 Warrants as reported in Soleus Capital, LLC’s (“Soleus”) Schedule 13G/A filed with the SEC on August 3, 2020. The address for this entity is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(4)
Consists of 2,010,169 Common Shares as reported in Eventide Asset Management, LLC’s (“Eventide”) Schedule 13G/A filed February 4, 2020. The address for this entity is One International Place, Suite 4210, Boston, MA 02110.

(5)
Consists of 1,709,848 Common Shares, 30,303 Warrants and stock options (“Options”) to purchase 42,000 Common Shares as reported in Omega Fund IV, L.P.’s (“Omega”) Schedule 13G/A filed February 14, 2020. The address for this entity is 888 Boylston Street, Suite 1111, Boston, MA 02199.

(6)
Consists of 900,244 Common Shares and Options to purchase 5,508 Common Shares.

(7)
Consists of Options to purchase 36,111 Common Shares.

(8)
Consists of 4,066 Common Shares and Options to purchase 154,686 Common Shares.

(9)
Consists of 47,950 Common Shares and Options to purchase 55,318 Common Shares. 5,000 of Mr. Glickman’s Common Shares are indirectly held in the name of his spouse.

(10)
Consists of 14,299 Common Shares and Options to purchase 36,111 Common Shares.

(11)
Consists of 25,070 Common Shares and Options to purchase 649,061 Common Shares.

(12)
Consists of 25,000 Common Shares and Options to purchase 47,714 Common Shares.

(13)
Consists of Options to purchase 47,715 Common Shares.

(14)
Consists of 2,881 Common Shares and Options to purchase 36,111 Common Shares

(15)
Consists of 12,570 Common Shares and Options to purchase 504,999 Common Shares

(16)
Consists of 22,890 Common Shares and Options to purchase 189,894 Common Shares

(17)
Consists of Options to purchase 36,111 Common Shares.

GOVERNANCE
General
Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.
Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. Several standing committees (audit, compensation and corporate governance and nomination) assist our Board in carrying out its responsibilities. Each standing committee operates under a written charter adopted by our Board.
Our corporate governance guidelines, audit, compensation, and corporate governance and nomination committee charters and Code of Conduct are posted on our website at www.essapharma.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our articles), may be obtained upon request by writing to: Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5. Our Corporate Governance Guidelines (the “CGG”) are attached as Schedule D to this proxy statement.
The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 — Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.
Anti-Hedging Policy
Under the terms of our Insider Trading Policy, all directors, officers, employees and active consultants and contractors of the Company are prohibited from speculating in ESSA securities, which may include buying with the intention of quickly reselling such securities or making recommendations to others to invest in ESSA securities with such intent (other than in connection with the acquisition and sale of shares issued under ESSA’s stock option plan or similar benefit plan or arrangement); buying ESSA’s securities on margin; short selling a security of ESSA or any other arrangement that results in a gain only if the value of ESSA’s securities declines in the future; selling a “call option” giving the holder an option to purchase ESSA securities and buying a “put option” giving the holder an option to sell ESSA securities.
Board of Directors
The Board currently consists of nine directors: David R. Parkinson (President and Chief Executive Officer), Richard M. Glickman (Chairman of the Board), Franklin M. Berger, Alex Martin, Scott Requadt, Gary Sollis, Marella Thorell, Sanford Zweifach, and Ari Brettman.
The Board has adopted the CGG, a copy of which is attached hereto as Schedule D. Pursuant to the CGG, the Board is responsible for the proper stewardship of the Company, and is mandated to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”), assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed bench marks, develop the Company’s approach to corporate governance and assure the integrity of financial reports.
The Company’s approach to corporate governance is set forth below.

The Board assumes responsibility for the stewardship of the Company and the creation of shareholder value. The Board is responsible for, among other things:
(a) adopting a strategic planning process and approving a strategic plan each year which takes into account, among other things, the opportunities and risks of the Company;
(b) reporting to the shareholders of the Company and developing a formal or informal communication policy that includes measures for receiving feedback from the Company’s shareholders;
(c) developing and formalizing the responsibilities for each member of the Board, including the responsibilities of the CEO vis-à-vis corporate objectives;
(d) ensuring that the risk management of ESSA is prudently addressed; and
(e) overseeing succession planning for management.
The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the activities of ESSA. However, the Board meets at least quarterly and at each meeting there is a review of the business of ESSA. The Board facilitates its exercise of independent supervision over the Company’s management through regular meetings of the Board being held to obtain an update on significant corporate activities and plans, both with and without members of the Company’s management being in attendance. Since the beginning of ESSA’s most recently completed financial year, the independent directors of the Board held 6 meetings with in camera sessions immediately following. Additional in camera sessions also follow audit committee, compensation committee and corporate governance and nomination committee meetings.
Board Leadership
Our Board has a Chair, currently Mr. Glickman, an independent director, who has authority, among other things, to call and preside over Board meetings. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, shall establish the agenda for meetings of the Board. If the Board determines that it would be inappropriate to require the Chair to be independent, then the independent directors shall select from among their number a director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board.
As a general policy, the Board believes that separation of the position of the Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversite of management’s performance and enhances the effectiveness of the Board as a whole.
We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.
Risk Oversight
Our Board is responsible for the general oversight of risks that affect us. Our Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.
Our Board also fulfills its oversight role through the operations of its various committees, including our audit committee. Our Board receives periodic reports on each committee’s activities. Our audit committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our audit committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence
The Board is currently composed of nine directors, five of whom qualify as independent directors under applicable Canadian securities laws and Nasdaq requirements.
Of the directors, Richard Glickman (Chair of the Board), Gary Sollis, Franklin M. Berger, Scott Requadt and Sanford Zweifach are considered independent. The following four directors are not considered independent: (i) David R. Parkinson, President and Chief Executive Officer of the Company; (ii) Alex Martin, former Chief Executive Officer of Realm; (iii) Marella Thorell, former Chief Financial Officer and Chief Operating Officer of Realm; and (iv) Ari Brettman. The Board has determined that each of Alex Martin and Marella Thorell are not independent as both have been, within the last three years, an executive officer of a subsidiary of the Company, Realm, which is now a subsidiary of the Company, following the court sanctioned scheme of arrangement between the Company and Realm becoming effective as of July 31, 2019. The Board has determined that Ari Brettman is not considered independent due to his relationship with Clarus and the nomination rights granted to Clarus in relation to certain transactions involving the Company. For further information see the heading “Share Ownership”.
The size of the Company is such that all the Company’s operations are conducted by a small management team which is also represented on the Board. The Board believes that management is effectively supervised by the five independent directors, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management not represented on the Board. The Company encourages the independent judgment of the independent directors by providing direct access to the Company’s auditor and external consultants. The Chairman of the Board facilitates in camera sessions at Board meetings and the Chairman of the audit committee facilitates in camera sessions at audit committee meetings.
Composition of the Board is such that the independent directors have significant experience in corporate affairs. As a result, these Board members are able to provide significant and valuable independent supervision over management.
The following directors of the Company are also directors of other reporting issuers as set out below:
Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
David R. Parkinson	CTI BioPharma Corp.; 3SBio Inc.;	Nasdaq HKEX
Sanford Zweifach	Compugen Ltd.	Nasdaq
Franklin M. Berger	Five Prime Therapeutics, Inc. Proteostasis Therapeutics, Inc. Bellus Health, Inc. Atea Pharmaceuticals, Inc. Kezar Life Sciences Inc.	Nasdaq Nasdaq Nasdaq Nasdaq Nasdaq
Director Attendance at Board Meetings
During the year ended September 30, 2020, our Board held 6 meetings. The audit committee, compensation committee and nominating and corporate governances committee held 4, 1 and 1 meetings, respectively. The table below provides the attendance record for our directors at the meetings held in the year ended September 30, 2020.

Director	Attendance at Board Meetings	Attendance at Audit Committee Meetings	Attendance at Compensation Committee Meetings	Attendance at Corporate Governance and Nomination Committee Meetings
David R. Parkinson	6	N/A	N/A	N/A
Richard M. Glickman(2)(4)	6	N/A	1	N/A
Gary Sollis	6	4	N/A	1
Franklin M. Berger	6	3	N/A	1
Scott Requadt	6	N/A	1	N/A
Marella Thorell	6	N/A	N/A	N/A
Alex Martin	6	N/A	N/A	N/A
Sanford Zweifach(3)	5	4	1	N/A
Ari Brettman(1)	4	N/A	N/A	N/A
Otello Stampacchia(5)	1	N/A	N/A	N/A

Notes:
(1)
Ari Brettman was appointed to the Board on October 17, 2019.

(2)
Richard Glickman stepped down from the audit committee on October 17, 2019.

(3)
Sanford Zweifach was appointed to the audit committee and compensation committee on October 17, 2019.

(4)
Richard Glickman was appointed to the corporate governance and nomination committee on January 15, 2020.

(5)
Otello Stampacchia resigned on October 17, 2019

Position Descriptions
The Board has not developed independent written position descriptions for the CEO, the Chairman of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance, and clinical development. The Chairman of the Board is principally responsible for overseeing the operations and affairs of the Board. With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate, and reports to the Board on the activities of the committee.
Orientation and Continuing Education
ESSA will provide new directors with copies of relevant financial, technical and other information regarding its research and development programs.
Board members are also encouraged to communicate with management and the Company’s auditor, and to keep themselves current with industry trends and developments. Board members have full access to the Company’s records. The Company will support Board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.
Ethical Business Conduct
The Board will from time to time discuss and emphasize the importance of matters relating to conflicts of interest, protection and proper use of corporate assets and opportunities, confidentiality of corporate information, compliance with laws and the reporting of any illegal or unethical behavior. ESSA has adopted the Code of Conduct which may be obtained from the Company’s website at www.essapharma.com.
It is recognized within the Code of Conduct that in certain situations, compliance may be difficult to monitor. The Code of Conduct sets out a framework for compliance. A compliance officer is appointed by the Board to deal with questions or concerns relating to compliance that cannot be dealt with by management. The Board has also adopted a Whistle Blower Policy which sets forth the procedures for (i) the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls and auditing matters; and (ii) the confidential and anonymous submission of complaints or concerns regarding questionable accounting or auditing matters.
In considering transactions and agreements in respect of which a director or executive officer has a material interest, the Board ensures that the individual director or executive officer abstains from the discussion and conclusion with respect to the transaction or agreement, as the case may be.
The Company is committed to maintaining the highest standards of corporate governance and this philosophy is continually communicated by the Board to management which in turn is emphasized to the employees of the Company on a continuous basis.
Assessments
The Board and each individual director are regularly assessed on effectiveness and contribution. The assessment considers and takes into account:
•
in the case of the Board, its mandate; and

•
in the case of an individual director, attendance at Board and committee meetings, the competencies and skills each individual director is expected to possess, and experience relevant to the Company at its current stage of development.

For further information, see director nominee considerations under heading “Board Committees”.
Compensation
The CEO’s compensation is determined by the Board (excluding the CEO), based on the recommendation of the compensation committee. The compensation committee, in making its recommendations regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.
For further information, see heading “Executive Compensation”.
Board Committees
The Board believes that its proper governance and effectiveness in carrying out its duties is greatly enhanced by the use of committees. To assist in the discharge of its responsibilities, the Board has designated three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee.
Audit Committee
The audit committee is comprised of Franklin Berger (Chair), Gary Sollis, and Sanford Zweifach all of whom are “audit committee financial experts” as that term is defined in the rules and regulations established by the SEC and are “financially literate” as defined in National Instrument 52-110 Audit Committees (“NI 52-110”). Each member of the audit committee is considered independent pursuant to NI 52-110, the rules of the Nasdaq and Rule 10A-3 under the Exchange Act. A description of the education and experience of each audit committee member that is relevant to the performance of his responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors — Director Biographies”.
The audit committee is responsible for reviewing the Company’s financial reporting procedures, internal controls and the performance of the financial management and the Company’s auditor. The audit committee also reviews the annual audited financial statements and makes recommendations to the Board. The audit committee charter can be found on the Company’s website at www.essapharma.com.
Compensation Committee
The compensation committee is composed of Scott Requadt (Chair), Richard Glickman, and Sanford Zweifach. Scott Requadt, Richard Glickman and Sanford Zweifach are considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See the heading “Election of Directors — Director Biographies” in this proxy statement for a description of the education and experience of each of the members of the compensation committee that is relevant to their performance as a compensation committee member. Each of the members of the Compensation Committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors — Director Biographies”. The compensation committee determines compensation levels with reference to third party compensation surveys and other comparable information, to ensure an objective process is taken in determining such compensation levels. The compensation committee charter can be found on the Company’s website at www.essapharma.com.
The compensation committee is responsible for reviewing the compensation plans and severance arrangements for management, to ensure they are commensurate with comparable companies. The compensation committee:
•
reviews and makes recommendations to the Board about the objectives, performance and compensation of the CEO;

•
reviews the recommendations of the CEO regarding:

•
compensation of the senior executive officers of the Company that report to the CEO;

•
the compensation policy of the Company (the “Executive Compensation Program”), including internal structure, annual review and relationship to market levels and changes to ensure the relationship between senior management performance and compensation is appropriate; and

•
significant changes in Company’s benefit plan and human resources policies with emphasis on overall strategy and programs relating to the recruitment, development and retention of personnel;

•
recommends the issuance of stock options to employees, consultants, and directors within the parameters set by the Board; and

•
reviews overall compensation programs.

Factors that are taken into consideration when making compensation decisions include:
•
the financial resources available or expected to be available to the Company;

•
comparative compensations levels for companies of ESSA’s size in the biopharmaceutical industry;

•
the capabilities of individual contributors to the Company’s success;

•
the reasonable compensation expectations of the individual contributor; and

•
relative equity with other ESSA contributors.

The compensation committee members have the necessary expertise to enable them to make decisions on the suitability of the Company’s policies and practices. All members of the board have significant experience in the pharmaceutical industry and on other boards. Additionally, Scott Requadt and Sanford Zweifach have direct experience relevant to their responsibilities on the compensation committee as they currently serve, or have served in the past, on compensation committees of other publicly traded companies and are familiar with remuneration in ESSA’s industry. The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.
Corporate Governance and Nomination Committee
The corporate governance and nomination committee is composed of Gary Sollis (Chair), Franklin Berger and Richard Glickman. Each member of the corporate governance and nomination committee is considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See heading “Election of Directors — Director Biographies” above for a description and experience of each of the members of the corporate governance and nomination committee that is relevant to their performance as a corporate governance and nomination committee member. The corporate governance and nomination committee assists the Board in fulfilling its responsibilities in relation to the monitoring and oversight of the quality and effectiveness of the Company’s governance practices.
The corporate governance and nomination committee will, in consultation with the CEO, identify and recommend new directors with appropriate skills for the Board. In making its recommendations, the corporate governance and nomination committee will consider the competencies and skills of the existing directors, the competencies and skills of each new nominee, and the competencies and skills considered necessary for the Board as a whole. The nomination policy ensures that ESSA identifies nominees for the Board in compliance with applicable securities laws and regulations and exchange requirements.
Director nominees will be recommended for the Board’s selection by a minimum of three independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The term “independent director” has the meaning given to such term in the listing standards of the Nasdaq. In making nominee recommendations, such independent directors will consider:
(a)
the competencies and skills considered necessary for the Board as a whole to possess;

(b)
the competencies and skills that each existing director possesses;

(c)
the competencies and skills each new nominee will bring to the Board; and

(d)
whether the nominee will be an independent director.

In addition, such independent directors will consider whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. The corporate governance and nomination committee charter can be found on the Company’s website at www.essapharma.com.
Other Board Committees
The Board has from time to time designated, and may in the future designate, ad-hoc committees to assist in the discharge of its responsibilities.
Director Term Limits
The Company has not adopted term limits for directors on the Board. It is the Company’s view that the membership of its Board, including the retirement of directors, is best assessed by the Board in consideration of a variety of factors, including individual director performance, the existing mix of skills and experience of the members of the Board. The Company believes that the implementation of term limits could require directors to retire, even when doing so would not be in the best interests of the Company, taking into account the overall composition of the Board and a particular director’s skills and experience.
Gender Diversity
The Board has adopted a written policy relating to the gender diversity of its directors and executive officers. The Company values diversity of view, experience, skillset, gender and ethnicity as it believes this results in better leadership and decision making for its business. Pursuant to such policy, gender diversity is one factor that is taken into account in identifying and selecting Board members and in considering the hiring, promotion and appointment of executive officers. The Company does not have specific targets respecting representation on its Board or in executive officer positions based on any particular personal experience or characteristic, including gender. Instead, the Company focuses on choosing the most appropriate candidate for the position, having regard to the experience, skillset, gender, ethnicity and other personal characteristics of both the candidate and, as applicable, the Board and executive team as a whole. In conducting its search processes for Board and executive officer appointments, the Company will review the extent to which its current appointees reflect gender diversity, and in assessing the appropriateness of candidates for those appointments, will consider the desirability of an increased level of representation of females relative to the level attained as at the date of the gender diversity policy. The Board will consider the Company’s progress towards achieving the objectives of the gender diversity policy, as well as the effectiveness of the policy, in connection with its continuing mandate to consider the composition of the Board. As at the date of this proxy statement, Marella Thorell is currently the only female on the Board, representing 11.1% of the Company’s directors, and Dr. Alessandra Cesano is the only female executive officer, representing 25% of the Company’s executive officers.
Communications with the Board
Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, BC Canada, V5Z 1K5.
PROPOSALS TO BE VOTED ON
Proposals 1, 2, 3, 4, and 5 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” all of the nominees in Proposal 1 and “FOR” each of the other Proposals.

PROPOSAL 1 — ELECTION OF DIRECTORS
The term of office of each of the nine current directors will end at the conclusion of the Meeting. Unless a director’s office is vacated earlier in accordance with provisions of the BCBCA, each of the nine directors elected will hold office until the conclusion of the next annual meeting of the Company, or if no director is then elected, until a successor is elected.
Nominees
The following table sets out, among other things, the names of management’s nine nominees for election as directors, all major offices and positions with the Company each now holds, each nominee’s principal occupation, business or employment, the period of time during which each has been a director of the Company and the number of Common Shares of the Company beneficially owned by each, directly or indirectly, or over which each exercised control or direction, as at January 13, 2021:
Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
David R. Parkinson California, United States of America President, Chief Executive Officer and Director
President and Chief Executive Officer, ESSA Pharma Inc. (January 7, 2016 – Present)
Director, ESSA Pharma Inc. (June 24, 2015 –  Present)
Director, CTI BioPharma Corp. (June 2017 – Present)
Director, Tocagen Inc. (May 2015 – February 2020)
Director, 3SBio Inc. (May 2015 – Present)
Venture Advisor, New Enterprise Associates (2012 – 2016)
		Since June 2015	674,131(2)
Richard M. Glickman(3)(6) British Columbia, Canada Chairman of the Board
Chairman of the Board, ESSA Pharma Inc.
(October 2010 – Present)
Co-founder and Executive Chairman (September
2013 – February 2014) and Chairman of the
Board (February 2014 – April 2019) and Chief
Executive Officer (February 2017 – April 2019)
Aurinia Pharmaceuticals Inc.
Venture Partner, Lumira Ventures (March 2016 –
Present)
		Since October 2010	103,268(4)
Gary Sollis(5)(6) British Columbia, Canada Director	Director, ESSA Pharma Inc. (April 26, 2012 – Present) Partner, Dentons Canada LLP (May 1, 1995 – Present)	Since April 2012	47,715(7)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
Franklin M. Berger(5)(6) New York, United States of America Director
Director, ESSA Pharma Inc. (March 2015 –
present)
Director, Atea Pharmaceuticals, Inc. (2020 –
present)
Director, Kezar Life Sciences Inc. (November
2016 – Present)
Director, Proteostasis Therapeutics, Inc.
(February 2016 – Present)
Director, Tocagen Inc. (December 2015 – 2020)
Director, Immune Design Corp. (March 2014 –
June 2019)
Director, Five Prime Therapeutics, Inc. (October
2010 – Present)
Director, Bellus Health, Inc. (May 2010 – Present)
		Since March 2015	905,752(8)
Scott Requadt(3) Massachusetts, United States of America Director
Director, ESSA Pharma Inc. (January 14,
2016 – Present)
Chief Executive Officer, Talaris Therapeutics, Inc.
(November 2018 – Present)
Venture Partner, Blackstone Life Sciences
(November 2018 – December 2020)
Managing Director, Clarus Ventures, LLC
(acquired by Blackstone Life Sciences)
(September 2005 – November 2018)
		Since January 2016	72,714(9)
Marella Thorell Pennsylvania, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 –
Present)
Chief Financial Officer, Palladio Biosciences
(October 11, 2019 – Present)
Chief Financial Officer and Chief Operating
Officer, Realm Therapeutics plc
(December 2016 – July 2019)
Chief Financial Officer, PuriCore (March 2013 –
December 2016)
		Since July 2019	38,992(10)
Alex Martin New Jersey, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 – Present)
Chief Executive Officer, Palladio Biosciences (August 8, 2019 – Present)
Chief Executive Officer, Realm Therapeutics plc (June 2015 – August 2019)
President, moksha8 (July 2011 – May 2015)
		Since July 2019	50,410(11)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
Sanford Zweifach(3)(5) California, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 –
Present)
Executive Chairman, Janpix Inc. (December 12,
2019 – Present)
Chairman of the Board, Palladio Biosciences
(April 3, 2019 – Present)
Co-Founder and Senior Advisor, Nuvelution
Pharma Inc. (June 2015 – Present)
Chairman of the Board, IMIDomics SL
(December 12, 2019 – Present)
Chief Executive Officer, Nuvelution Pharma Inc.
(November 2015 – November 2019);
		Since July 2019	36,111(12)
Ari Brettman Massachusetts, United States of America Director
Director, ESSA Pharma Inc. (October 16, 2019 – Present)
Founding Board Member, Anthos Therapeutics (February 2019 – Present)
Principal, Blackstone Life Sciences Group (December 2018 – Present)
Principal, Clarus Ventures LLC (September 2014 – November 2018)
		Since October 2019	36,111(13)

Notes:
(1)
The information as to principal occupation, business or employment (for the preceding five years for any new director) and Common Shares beneficially owned, controlled or directed is not within the knowledge of the management of the Company and has been furnished by the respective nominees themselves. Beneficial ownership is determined in accordance with applicable Canadian securities laws.

(2)
David R. Parkinson holds Options to purchase 649,061 Common Shares.

(3)
Member of the compensation committee.

(4)
Of the 94,068 Common Shares over which Richard M. Glickman exercises control, 5,000 are held in the name of his spouse. Richard M. Glickman also holds Options to purchase 55,318 Common Shares.

(5)
Member of the audit committee.

(6)
Member of the corporate governance and nomination committee.

(7)
Gary Sollis holds Options to purchase 47,715 Common Shares.

(8)
Franklin Berger holds Options to purchase 5,508 Common Shares.

(9)
Scott Requadt is a former associate of Clarus. As at the date hereof, Clarus holds 3,679,114 Common Shares. Scott Requadt holds Options to purchase 47,714 Common Shares.

(10)
Marella Thorell holds Options to purchase 36,111 Common Shares.

(11)
Alex Martin holds Options to purchase 36,111 Common Shares.

(12)
Sanford Zweifach holds Options to purchase 36,111 Common Shares.

(13)
Ari Brettman is a principal of Blackstone Life Sciences, Clarus’ manager. As at the date hereby, Clarus holds 3,679,114 Common Shares. Ari Brettman holds Options to purchase 36,111 Common Shares.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above. Further, the corporate governance and nomination committee has reviewed the above proposed nominees for election as a director of the Company and has recommended to the Board that they put each proposed nominee up for election as a director of the Company at the Meeting.

Director Biographies
David R. Parkinson President, Chief Executive Officer and Director
Dr. David R. Parkinson, has served as a director of the Company since June 24, 2015 and has been employed full time as the President and Chief Executive Officer of the Company since January 7, 2016. He is responsible for the management of the Company, developing objectives, strategy and standards of performance, securing and leading a team of professionals and directing them to deliver the required performance. Dr. Parkinson previously served as a venture partner at New Enterprise Associates, Inc., ending that role in 2016. From 2007 until 2012, Dr. Parkinson served as President and CEO of Nodality, a biotechnology company focused on the biological characterization of signaling pathways in patients with malignancy to enable more effective therapeutics development and clinical decision-making. Dr. Parkinson has previously led oncology clinical development activities at Novartis (1997 – 2003), Amgen (2003 – 2006) and Biogen Idec (2006 – 2007). He worked at the National Cancer Institute from 1990 to 1997, serving as Chief of the Investigational Drug Branch and then as Acting Associate Director of the Cancer Therapy Evaluation Program. Dr. Parkinson is a past Chairman of the Food & Drug Administration (“FDA”) Biologics Advisory Committee, has also served on the FDA’s Science Board, and is a recipient of the FDA’s Cody Medal. He has served on the National Cancer Policy Forum of the Institute of Medicine, as a board director for the Ontario Institute for Cancer Research, and is a past co-chair of the Cancer Steering Committee of the NIH Foundation Biomarkers Consortium. He currently serves as a Board Director for the Multiple Myeloma Research Foundation and is a recipient of the MMRF Top 15 Innovators Award. He served as Chairperson of the American Association of Cancer Research (“AACR”) Finance and Audit Committee for 15 years, and is a former elected AACR Board Director. In addition, Dr. Parkinson was formerly a Director of Facet Biotech, Inc. and Ambit Biosciences, both public biopharma companies which were acquired by large pharmaceutical companies. He currently serves as Director on the Boards of the public companies 3SBio Inc. and CTI Biopharma Corp, and the private company Angiocrine Biosciences. He was a founder and serves as Board Chairman of Refuge Biotechnology, Inc. He has previously held academic positions both at Tufts University School of Medicine and at the University of Texas MD Anderson Cancer Center, and has authored over 100 peer-reviewed publications. He is a past Editor of the Journal of Immunotherapy, and a past President of the Society of Biological Therapy, now the Society for the Immunotherapy of Cancer.
Richard M. Glickman, Chairman of the Board
Dr. Richard M. Glickman has served as the Chairman of the Board since October 2010. As the Chairman of the Board, Dr. Glickman is responsible for the management of the Board to ensure the Company has appropriate objectives and an effective strategy, and that it is operating in accordance with a high standard of corporate governance. Dr. Glickman was a co-founder, Chairman and CEO of Aurinia Pharmacueticals Corporation (“Aurinia”) until his retirement in April of 2019. In addition, Dr. Glickman was a co-founder, Chairman and Chief Executive Officer of Aspreva Pharmaceuticals Inc. (“Aspreva”) which was acquired by the Galenica Group for $915 million. Prior to establishing Aspreva, Dr. Glickman was the co-founder and Chief Executive Officer of StressGen Biotechnologies Corporation (“StressGen”). Dr. Glickman currently serves as the Chairman of the Board of Directors of Engene Corporation, (“Engene”) a private company engaged in gene therapy research and development. Dr. Glickman has served on numerous biotechnology and community boards, including as a member of the Canadian federal government’s National Biotechnology Advisory Committee, Director of the Canadian Genetic Disease Network, Chairman of Life Sciences B.C. and a member of the British Columbia Innovation Council. Mr. Glickman is the recipient of numerous awards including the Ernst and Young Entrepreneur of the Year, a recipient of both BC and Canada’s Top 40 under 40 award, the BC Lifesciences Leadership Award and the Corporate Leadership Award from the Lupus Foundation of America.
Gary Sollis, Director
Mr. Gary Sollis, has served as a director of the Company since April 2012. Mr. Sollis is a partner at the law firm of Dentons Canada LLP. He represents clients in the areas of corporate and securities law, with a focus on acquisitions, financings, reorganizations, and corporate governance. Mr. Sollis is an adjunct professor of securities regulation at the Peter A. Allard School of Law at UBC, a frequent lecturer on corporate law for the British Columbia bar admission program and a regular contributor to the American Bar Association’s mergers and acquisitions deal point studies.
Franklin M. Berger, Director
Mr. Franklin M. Berger, has served as a director of the Company since March 2015. He started his consulting practice in 2003 after leaving J.P. Morgan Securities, Inc. as their head of biotechnology equity research. His clients are exclusively biotechnology industry participants including major biopharmaceutical firms, mid-capitalization biotechnology companies, specialist asset managers and venture capital companies. He currently serves on the board of directors of six public biotechnology companies: Atea Pharmaceuticals, Inc., Five Prime Therapeutics, Inc., Kezar Life Sciences, Inc., Atreca, Inc., ESSA Pharma, Inc. and Bellus Health, Inc. Previous public company board service included 11 years with Seattle Genetics, Inc., seven years with VaxGen, Inc. (vaccines/biodefense) and Aurinia Pharmaceuticals Inc. (previously Isotechnika), based in Canada. He also serves or has served on private biotechnology company board of directors, including iTherX Pharma, Inc., Caprion Proteomics (sold in July 2012), Inc. and ViroChem Pharma, Inc. As a senior portfolio manager on the buy-side, Mr. Berger worked at Sectoral Asset Management as a founder of the small-cap focused NEMO Fund from 2007 through June 2008. Mr. Berger spent 12 years in sell-side equity research, most recently as Managing Director, U.S. Equity Research, J. P. Morgan Securities, Inc., from May 1998 to March 2003.
Institutional Investor Magazine ranked Mr. Berger on J.P. Morgan’s All-Star Research Team. The Wall Street Journal selected Mr. Berger as the No. 1 ranked biotechnology analyst in its All-Star Analyst Survey in 1997 and No. 2 ranked in the Wall Street Journal’s 2000 Survey. In 2000, he became a Founding Fellow of the Biotechnology Study Center at New York University School of Medicine. Mr. Berger received his MBA degree from Harvard Business School in 1975. Johns Hopkins University conferred both his MA and BA degrees in 1971 and 1972, respectively.
Scott Requadt, Director
Mr. Requadt, LL.B, MBA, has served as a director of the Company since January 14, 2016. He is currently Chief Executive Officer of Talaris Therapeutics, Inc., a privately-held, late-stage, cell therapy company. He is also a Venture Partner at Blackstone Life Sciences. Until October 2018, he was a Managing Director at Clarus Ventures, LLC, a life sciences investment capital fund, an affiliate of Clarus. Mr. Requadt has over 18 years of operating and investment experience in the pharmaceutical industry. Prior to joining Clarus in 2005, Mr. Requadt was Director, Business Development of TransForm Pharmaceuticals, and previously practiced for several years as a mergers and acquisitions attorney at Davis Polk & Wardwell. Before that, Mr. Requadt was a law clerk for a senior judge at the Supreme Court of Canada. Mr. Requadt holds a B.Com (Economics & Finance) from McGill University, an LL.B from University of Toronto and an MBA from Harvard Business School (Baker Scholar). He has previously served as a director or observer on the board of directors of AvroBio, Inc, VBI Vaccines, Inc., TyRx Inc., Catabasis Pharmaceuticals Inc., Oxford Immunotec Global PLC, Link Medicine Corp., Biolex Therapeutics Inc. and Edev S.a.r.l.
Marella Thorell, Director
Ms. Marella Thorell, has served as a director of the Company since July 2019. She currently serves as Chief Financial Officer of Palladio Biosciences, a privately owned, clinical stage biopharmaceutical company developing medicines for orphan diseases of the kidney, and also as a Director for Living Beyond Breast Cancer, a non-profit agency. She was previously Chief Financial Officer, Chief Operating Officer and Executive Director of Realm (Nasdaq: RLM). Ms. Thorell collaborated with the Board and CEO to transition Realm’s focus to drug development, following a strategic overhaul of the company. At Realm, Ms. Thorell was responsible for divesting both domestic and international operating businesses and in-licensing and out-licensing assets. She led Realm’s initial listing on Nasdaq in 2018 and participated in the initial public offering on the London Stock Exchange in 2006. She negotiated terms of a private placement with top biotech investors in 2017, secured the conversion of convertible debt to equity and collaborated on multiple additional financings. Ms. Thorell began her career and earned her CPA at Ernst & Young, LLP. Subsequently, she worked for Campbell Soup Company (NYSE: CPB) in finance and operational roles of increasing responsibility and thereafter served as an executive consultant focusing on financial and human capital projects. Ms. Thorell earned a BS in Business from Lehigh University, magna cum laude. Ms. Thorell contributed as a board member to non-profit organizations.
Alex Martin, Director
Mr. Alex Martin, has served as a director of the Company since July 2019. Mr. Martin is currently Chief Executive Officer of Palladio Biosciences, a clinical stage biopharmaceutical company developing medicines for orphan diseases of the kidney. Mr. Martin served as the Chief Executive Officer of Realm from 2015 to July 2019. Mr. Martin brings more than 25 years of experience in senior executive roles in the life science industry, with a focus on business development, operations, and raising capital. In his career Mr. Martin has served as Chief Executive Officer of Affectis Pharmaceuticals, President of moksha8, Chief Operating Officer of Intercept Pharmaceuticals (Nasdaq: ICPT) and Chief Finance Officer at Bioxell (SWX: BXLN). He began his career at SmithKline Beecham Pharmaceuticals where he held roles of increasing responsibility in marketing and strategic product development and later joined Novartis as Vice President, Global Business Development & Licensing. He is an active coach and mentor to other senior executives, and is a guest lecturer at Wharton and Columbia Business School on biotech, entrepreneurship, and financing . Mr. Martin holds a BA from Cornell University and an MBA from Harvard.
Sanford Zweifach, Director
Mr. Sanford Zweifach, has served as a director of the Company since July 2019. He is currently a Venture Partner of Medicxi. He was the Co-Founder and Chief Executive Officer of Nuvelution Pharma, Inc. Previously, Mr. Zweifach was the Co-founder and CEO of Ascendancy Healthcare, Inc. He has also been a Partner at Reedland Capital Partners, CEO of Pathways Diagnostics, Managing Director and CFO of Bay City Capital, and President and CFO of Epoch Biosciences, which was acquired by Nanogen. Sandy currently serves as the Chair of Palladio Biosciences, Inc., Executive Chair of Janpix, Inc., Chair of IMIDomics SL, and Non-Executive Board Member of Compugen, Inc. (Nasdaq: CGEN) . He also sits on the Board of Directors for Syndexis. He received his BA in Biology from UC San Diego and an MS in Human Physiology from UC Davis.
Ari Brettman, Director
Dr. Ari Brettman has served as a director of the Company since October 2019. Dr. Brettman is currently a Managing Director in the Blackstone Life Sciences group, having joined Blackstone as part of its acquisition of Clarus in October of 2018. Prior to Clarus, Dr. Brettman completed a residency in internal medicine and a fellowship in cardiology at Massachusetts General Hospital. Dr. Brettman was also an NIH-sponsored post-doctoral fellow at the MGH Center for Systems Biology, where he studied the autophagy of lipid droplets and used electronic medical record-based big data analytics at Partners Healthcare to conduct clinical research and improve disease management. Dr. Brettman is a founding member of the Board of Directors of Anthos Therapeutics, a clinical-stage biopharmaceutical company developing innovative therapies for high-risk cardiovascular patients, where he also served as acting Chief Medical Officer, since February 2019 and was previously a founding member of the Board of Directors of Praxis Precision Medicines, a clinical-stage biotech developing innovative therapies for patients with neuropsychiatric disorders, from January 2018 until the company’s IPO in October 2020. Dr. Brettman is also a Board Observer at Talaris Therapeutics, a biotech company developing cell therapies for immune tolerance in patients with solid organ transplants, since April 2019 and previously was a Board Observer at AvroBio from July 2016 to its IPO in June 2018 and at Entasis Therapeutics from April 2016 to its IPO in September 2018. Dr. Brettman received his M.D. from Duke University and his AB in History and Science from Harvard College. While a medical student, he was a Sarnoff Cardiovascular Research Foundation Fellow at Stanford University, where he studied angiogenesis.
Majority Voting Policy
The Company has adopted a majority voting policy (the “Policy”). Pursuant to the Policy, shareholders vote for the election of individual directors rather than for a fixed slate of directors. Further, in an uncontested election of directors, the votes cast in favour of the election of a director nominee must represent a majority of the shares voted and withheld for the election of the director. If that is not the case, that director must tender his or her resignation to the Chairman of the Board immediately. The Board will promptly consider such tendered resignation and the action to be taken with respect to such tendered resignation. Absent exceptional circumstances, the Board will be expected to accept the resignation tendered pursuant to the Policy, which will be effective on such date. Following the Board’s decision with respect to the tendered resignation, the Board must promptly disclose such decision via press release.
Cease Trade Orders and Bankruptcies
No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.
No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Penalties and Sanctions
No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Individual Bankruptcies
No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.
Certain Relationships and Related Transactions
Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since October 1, 2019, there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the Canadian Securities Administrators.
Indebtedness of Directors, Executive Officers and Employees
None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.
Policy Regarding Related Party Transactions
All transactions (or series of transactions) exceeding $120,000 between us and our officers, directors, any person known to be the beneficial owner of more than 5% of the Common Shares and any of their affiliates or immediate family members must comply with our Related Person Transactions Policy (the “Related Person Transactions Policy”), which is posted on our website at www.essapharma.com. Under the Related Person Transactions Policy, all Related Person Transactions (as defined therein) must be approved by the disinterested members of the Company’s corporate governance and nomination committee. All directors and executive officers are also compelled under the Related Person Transactions Policy to annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related person transactions. The Related Person Transactions Policy was adopted after the Company no longer qualified as a Foreign Private Issuer under the Exchange Act.
Interests of Management and Others in Material Transactions
Clarus, which was in 2019 acquired, and now managed, by Blackstone Life Sciences and holds 3,573,053 Common Shares as at the date hereof (representing approximately 11% of the issued and outstanding Common Shares, on a non-diluted basis), is entitled to nominate two directors to the Board (the “Clarus Nominees”), one of which must be an independent director and pre-approved by the Company. Clarus also holds 106,061 Warrants, with each such warrant being exercisable into one Common Share at a price of $66.00 until January 16, 2023. Clarus’ nomination rights will continue for so long as Clarus holds at least 1,060,606 Common Shares, subject to adjustment in certain circumstances. Effective January 14, 2016, Scott Requadt, former Managing Director of Clarus Ventures, LLC, an affiliate of Clarus, and, effective October 16, 2019, Ari Brettman, a principal of Blackstone Life Sciences, the manager of Clarus, were appointed to the Board as the Clarus nominees. The nomination rights provided to Clarus were supported by a voting agreement (the “Voting Agreement”) dated January 14, 2016, among Clarus, Marianne Sadar, Raymond Andersen, Robert Rieder and Richard Glickman (collectively, the “Principal Shareholders”). Pursuant to the Voting Agreement, the Principal Shareholders were required to vote their Common Shares in favor of the election to the Board of the Clarus Nominees, for so long as Clarus holds at least 53,030 Common Shares. The Voting Agreement was terminated by the parties thereto as of January 30, 2018. Dr. Brettman is Clarus’ Nominee in connection with the Meeting. Mr. Requadt is being nominated to the Board, however he is no longer being nominated as a Clarus Nominee, as he is no longer the managing partner or an employee of Clarus.
Pursuant to the terms of the Implementation Agreement dated May 15, 2019, between the Company and Realm Therapeutics plc (“Realm”), each of Marella Thorell, Alex Martin and Sanford Zweifach are being nominated as directors of the Board to hold office until the conclusion of the next annual meeting of the Company, or if no director is then elected, until a successor is elected.
On July 31, 2020 the Company closed an underwritten public offering (the “July Offering”) of 7,100,000 Common Shares at a public offering price of US$6.00 per share. The Company granted the underwriters a 30-day option to purchase up to an additional 1,065,000 common shares and the underwriters exercised such option on July 29, 2020. The net proceeds to the Company from the July Offering were US$46.1 million after deducting underwriting discounts and commissions. Franklin Berger and Scott Requadt, each directors of the Company, participated in the July Offering and purchased 100,000 Common Shares for US$600,000 and 25,000 Common Shares for US$150,000, respectively. In addition, Clarus purchased 200,000 Common Shares for US$1,200,000; Soleus purchased 215,000 Common Shares for US$1,290,000; Eventide purchased 325,000 Common Shares for US$1,950,000 and BVF purchased 1,150,000 Common Shares for US$6,900,000.
Under the BCBCA, each director or senior officer of the Company is required to disclose to the Board any material interest (as defined therein ) such director or senior officer may have in a transaction, including an offering of securities. The Board determined that the aforementioned insider participants in the July Offering did not have a material interest and therefore no disclosable interest under the BCBCA. The Board also believed that the approval of the July Offering was in the best interests of the Company and that the July Offering was exempt from the formal valuation and minority shareholder approval requirements under Canadian Multilateral Instrument 61-101.
Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended September 30, 2020 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:
•
is a party to the contract or transaction;

•
is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•
has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS.

PROPOSAL 2 — APPOINTMENT AND REMUNERATION OF AUDITORS
The members of our audit committee and our Board believe the continued retention of Davidson as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Davidson are expected to attend the Meeting.
Principal Independent Accountant Fees and Services
Davidson has served as our independent registered public accounting firm since May 28, 2013.
Aggregate fees billed by our independent auditors, Davidson, for the years ended September 30, 2020 and September 30, 2019, are detailed in the table below:
	2020 ($)(5)	2019 ($)(6)
Audit Fees(1)	35,476	32,353
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	36,003	21,946
Total Fees Paid	71,479	54,299

(1)
Fees for audit service on an accrued basis.

(2)
Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

(3)
Fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All other fees billed by the auditor for products and services not included in the foregoing categories.

(5)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as at September 30, 2020.

(6)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as at September 30, 2019.

Pre-approval Policies and Procedures
Our audit committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the audit committee or a delegate of the audit committee. All services that Davidson provided to us in 2020 and 2019 have been pre-approved by our audit committee.
Our audit committee has determined that the provision of the services as set out above is compatible with the maintaining of Davidson’s independence in the conduct of their auditing functions
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF DAVIDSON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by ESSA under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management ESSA’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended September 30, 2020.
The audit committee has discussed with Davidson & Company LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee discussed with Davidson & Company LLP its independence, and received from Davidson & Company LLP the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the audit committee discussed with Davidson & Company LLP, with and without management present, the scope and results of Davidson & Company LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, as filed with the SEC on December 15, 2020.
Audit Committee of the Board of Directors
Franklin Berger (Chair)
Gary Sollis
Sanford Zweifach

PROPOSAL 3 — APPROVAL OF OMNIBUS PLAN
At the Meeting, shareholders of the Company will be asked to approve an ordinary resolution (the “Omnibus Plan Resolution”) ratifying, confirming and approving the adoption of the Company’s Omnibus Plan. A copy of the Omnibus Plan is appended hereto as Schedule A.
On January 22, 2021, the Board unanimously approved and adopted, subject to the approval of the Company’s shareholders, the Omnibus Plan. The purposes of the Omnibus Plan are to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the Company, strengthen the commitment of such individuals to the Company and its affiliates, motivate those individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The Board believes that the Omnibus Plan will attract, motivate, and retain key talent and encourage stock ownership, thereby aligning the long-term interests of Omnibus Plan participants with those of the Company’s shareholders.
The Omnibus Plan authorizes the Administrator (as defined below) to provide equity-based compensation in the form of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, share bonuses, other share-based awards and cash awards for the purpose of providing the Company’s non-employee directors, employees and consultants incentives and rewards for superior performance.
The Company currently maintains its Existing Option Plan, Amended and Restated Restricted Share Unit Plan (the “RSU Plan”) and Employee Stock Purchase Plan (“ESPP”). If the Omnibus Plan is approved by shareholders, no further grants will be made under the Existing Option Plan or RSU Plan, though existing grants under the Existing Option Plan will continue in effect in accordance with their terms. A separate proposal in this proxy statement relates to approval of certain grants under the Amended Option Plan.
Omnibus Plan Highlights and Certain Important Provisions
The Omnibus Plan contains a number of provisions that the Board believes are consistent with the interests of shareholders and sound corporate governance practices, including the following:
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Overall Share Limit.   The total number of Common Shares reserved under the Omnibus Plan is 7,356,587, subject to equitable adjustment in the event of any change in capitalization (including a Change in Control).

•
No Liberal Recycling Provisions.   The Omnibus Plan provides that the following shares shall not be recycled and shall not be made available again for grant under the Omnibus Plan: (1) those exchanged or withheld by the Company for the payment of an exercise price, base price or purchase price of any other award under the Omnibus Plan; (2) those exchanged or withheld by the Company to satisfy the tax withholding obligations related to an award; (3) those subject to a SAR that are not issued or delivered upon the net settlement or net exercise of such SAR; and (4) those subject to a related award to the extent the number of shares of the underlying award is exercised.

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No Repricing.   The Company will not reprice any award under the Omnibus Plan without shareholder approval other than as a result of certain customary capitalization adjustments.

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No Discount Stock Options.   All stock options must have an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant.

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Awards Generally Vest over at Least One Year.   With certain exceptions, awards generally vest over a period of not less than one year from the date of grant, though the vesting of the awards may be accelerated by the Administrator in its discretion.

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Award Clawback.   All awards under the Omnibus Plan are subject to recovery under any law, government regulation, stock exchange listing requirement, Company recoupment policy or other policy of the Company or its affiliates.

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Change in Control “Double Trigger” Vesting.   The Omnibus Plan generally imposes “double-trigger” Change in Control vesting for equity awards that are assumed by an acquirer.

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Dividend Treatment.   Except as provided in an applicable award agreement, dividends declared with respect to an award during the period before the award has vested shall only become payable to a participant if (and to the extent) the shares underlying the award vest.

Historical Share Usage
The Company closely manages its “run rate” of awards granted to levels it believes are reasonable while ensuring that its overall compensation program is competitive, relevant, and motivational. The Company also strives to maintain a competitive level of dilution and annual share usage.
Following the recapitalization of the Company in 2018, the Company made stock option grants covering 803,400 shares of common stock of the Company in 2018, 255,000 shares in 2019, and 4,218,000 in 2020. These reflect incentive grants made to the expanded senior management team, employees and directors following a series of financings. The option grants were made within the terms of the Company’s Existing Option Plan and were determined based on benchmarking of positions by third party consultants to recognized compensation surveys applicable to the Company’s industrial sector and geographical locations. No grants of restricted shares units have been made pursuant to the RSU Plan.
The following chart presents additional information relevant in consideration of this Proposal (determined as of September 30, 2020):
Current Awards Outstanding
Stock Options Outstanding	5,309,584
Weighted Average Exercise Price	$3.42
Weighted Average Remaining Contractual Life of Stock Options	8.63
Unvested Restricted Share Units/Performance Share Units Outstanding	—
Common Shares Remaining for Grant under the Existing Option Plan and RSU Plan	983,469
Overhang
Common Shares subject to outstanding awards or available for future awards under the Existing Option Plan and RSU Plan (A)	6,293,053
Fully Diluted Common Shares Outstanding (B)	46,646,972
Overhang Percentage (A/B)	13.49%
Additional shares available to grant under new plan request	7,356,587
Additional Overhang Percentage	15.77%
Total Overhang Percentage	29.26%
Share Usage
	2020	2019	2018	Average
Total Common Shares Granted During Fiscal Year (A)	4,218,000	255,000	803,400	1,758,800
Basic Weighted Average Common Shares Outstanding (B)	22,443,893	8,433,441	4,566,519	11,814,618
Burn Rate (A/B)	18.79%	3.02%	17.59%	13.13%
New Plan Benefits
Future benefits under the Omnibus Plan cannot be determined at this time because the grants are at the discretion of the Omnibus Plan administrator and because their value may be dependent upon the satisfaction of vesting conditions and the future price of the Company’s common stock. No grants under the Omnibus Plan have at this time been awarded or promised to any directors, employees or other eligible Omnibus Plan participants.
SUMMARY OF THE OMNIBUS PLAN
The following brief summary of the Omnibus Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Omnibus Plan, a copy of which is set forth as Schedule A to this proxy statement.
Administration
The Omnibus Plan will be administered by the Board or, if applicable, any committee or subcommittee of the Board, or a designee thereof (the “Administrator”). The Administrator shall, subject, in the case of any committee or subcommittee the Board may in the future appoint to administer the Omnibus Plan to any restrictions on the authority delegated to it by the Board, have the power and authority, without limitation, to:
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determine which eligible recipients will be participants to whom awards will be granted, whether and to what extent awards will be granted and the number of shares (or amount of cash or other property) subject to each award;

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determine the terms and conditions, not inconsistent with the terms of the Omnibus Plan, of each award, including, as applicable, the restrictions applicable to restricted share awards or restricted share units and the conditions under which such restrictions shall lapse, the other limitations, restrictions, terms and conditions applicable to the grant of awards, the performance goals and periods, if any, applicable to awards, the exercise price of each option, and base price of each SAR, the fair market value of an award, and the vesting schedule applicable to each award;

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determine the terms and conditions, not inconsistent with the terms of the Omnibus Plan, which shall govern all written instruments evidencing awards;

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adopt, alter and repeal such administrative rules, guidelines and practices governing the Omnibus Plan as it shall from time to time deem advisable;

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prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws; and

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interpret the terms and provisions of the Omnibus Plan or any award or award agreement in the manner and to the extent the Administrator deems desirable, and exercise all powers and authorities either specifically granted under the Omnibus Plan or necessary or advisable in the administration of the Omnibus Plan.

The Administrator may, in its sole discretion, delegate its authority, in whole or in part (including, but not limited to, its authority to grant awards under the Omnibus Plan, other than its authority to grant awards under the Omnibus Plan to any participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Common Shares are traded.
The Omnibus Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without giving effect to its principles of conflicts of law.
Eligibility and Limitation on Awards to Participants
Eligibility under the Omnibus Plan is limited to officers, non-employee directors, employees or consultants of the Company and any other corporation or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company, and who have been selected as participants by the Administrator, subject to certain restrictions necessary to avoid adverse tax consequences under Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”).
As of January 14, 2021, the number of such non-employee directors was 8, the number of such employees was approximately 10 and the number of such consultants was approximately 8. The Administrator, in its sole discretion, will determine which eligible recipients are participants in the Omnibus Plan.
Term
No award shall be granted pursuant to the Omnibus Plan on or after the tenth anniversary of the Board’s approval of the Omnibus Plan, but awards theretofore granted may extend beyond that date.
Minimum Vesting Period
The Omnibus Plan generally provides that, other than awards representing a maximum of five percent (5%) of the Common Shares reserved for issuance under the Omnibus Plan, all Common Share-settled awards will have a vesting or performance period of at least one (1) year. Notwithstanding the foregoing, the Administrator may accelerate the vesting of or waive restrictions on awards at any time, for any reason.
Securities Subject to the Omnibus Plan
Subject to customary capitalization adjustments, the number of Common Shares that may be issued under the Omnibus Plan may not exceed, in the aggregate, 7,356,587, all of which may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code (“ISOs”). Any Common Shares subject to an award that is forfeited, cancelled, exchanged or surrendered or that otherwise terminates or expires without a distribution of Common Shares shall again be available for grant under the Omnibus Plan. In addition, with respect to an award that is denominated in Common Shares but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grant under the Omnibus Plan. Common Shares underlying awards that can only be paid in cash do not count against the overall Omnibus Plan share limit.
The Omnibus Plan provides that the following Common Shares shall not be recycled and again made available for grant under the Omnibus Plan: (1) Common Shares exchanged by a participant or withheld as payment in connection with the exercise of an option or SAR or the payment of any purchase price with respect to any other award under the Omnibus Plan; (2) Common Shares exchanged by a participant or withheld to satisfy the tax withholding obligations related to any award under the Omnibus Plan; and (3) the full number of Common Shares underlying a SAR that is settled by the delivery of a net number of Common Shares. Upon the exercise of any award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of Common Shares as to which the award is exercised.
An equitable substitution or proportionate adjustment shall be made in the event of a change in capitalization, including any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, common stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of Common Shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment is appropriate and necessary. The substitution or adjustment shall be made to: the aggregate number of Common Shares reserved for issuance under the Omnibus Plan; the kind, number of securities subject to, and the exercise price or base price subject to, outstanding stock options and SARs; the kind, number and purchase price of Common Shares or other property (including cash) subject to outstanding restricted shares, restricted share units, share bonuses or other share-based awards granted under the Omnibus Plan; and the performance goals and performance periods applicable to any awards granted under the Omnibus Plan. Any fractional shares resulting from the adjustment shall be eliminated unless otherwise determined by the Administrator. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Subject to compliance with Section 409A of the Code, the

Administrator may also make amendments to the terms and conditions of outstanding awards, including equitable adjustments to performance goals, in recognition of unusual or infrequent events affecting the Company or an affiliate, or the financial statements of the Company or an affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
Subject to compliance with Section 409A of the Code, the Administrator may, in connection with any event of a change in capitalization described above, also cancel any outstanding award in exchange for (i) consideration (paid in cash or other property) having an aggregate fair market value equal to the difference between (a) the fair market value of the Common Shares, cash or other property covered by such award, less (b) the aggregate exercise price, base price or purchase price thereof, if any, or (ii) for no consideration if the exercise price, base price or purchase price of outstanding award is equal to or greater than the fair market value of the Common Shares, cash or other property covered by such award.
On January 21, 2021, the closing per-share price of the Common Shares on the Nasdaq was $18.23.
Types of Awards
Stock Options
The Omnibus Plan authorizes awards of stock options, which includes (i) an ISO, and (ii) an option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO (“Nonqualified Share Option”). Subject to the limits of the Omnibus Plan, the Administrator may grant options for such number of Common Shares and having such terms as the Administrator designates.
Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. No option shall be exercisable after ten years from the date such option is granted.
The exercise price of Common Shares under an option is determined by the Administrator but shall not be less than the fair market value of a Common Share on the date of grant.
Under the Omnibus Plan, to the extent permitted under applicable law and the relevant option award agreement, the Administrator in its sole discretion may make available one or more of the following alternatives for the payment in whole or in part of the option exercise price (i) payment in cash or its equivalent, (ii) payment in unrestricted Common Shares already owned by the participant, (iii) payment through any means of cashless exercise procedure approved by the Administrator, including the withholding of Common Shares that would otherwise be issuable in connection with the exercise of the option, or (iv) any other form of consideration approved by the Administrator and permitted by applicable laws (or any combination of the foregoing). Options may be exercised in whole or in part by giving written notice under the Omnibus Plan.
If an option is intended to qualify as and is designated as an ISO, and satisfies the requirements to be an ISO, then the fair market value, determined as of the date of grant, of ISOs that can first become exercisable in any calendar year will not exceed $100,000 with any such excess amount ceasing to constitute an ISO. Any ISO granted to an owner of more than 10% of the total combined voting power of all classes of Company stock will have an exercise price that is not less than 110% of the fair market value of a Common Share on the grant date, and in that case the term of the ISO shall not exceed five years after the grant date.
Share Appreciation Rights (SARs)
The Omnibus Plan authorizes awards of SARs that are freestanding from an option award or granted in tandem with all or part of an option award. The terms and conditions of a SAR award will be set forth in an applicable award agreement, as determined by the Administrator, in its sole discretion; provided, however, SARs granted in tandem with options will generally be exercisable only at such time or times and to the extent that the options to which they relate are exercisable under the Omnibus Plan.
A freestanding SAR generally entitles the holder, upon exercise of the SAR, to receive payment up to, but not more than, an amount determined by multiplying (i) the excess of the fair market value of a Common

Shares on the date of exercise over the base price established for such SAR on its grant date, by (ii) the number of Common Shares as to which such SAR is being exercised. A SAR granted in tandem with an option award generally entitles the holder, upon exercise, to receive payment up to, but not more than, the number of Common Shares equal in value to the number determined by multiplying (i) the excess of the fair market value of a Common Share as of the date of exercise over the exercise price specified in the related option, by (ii) the number of Common Shares in respect of which the related SAR is being exercised.
The base price for each SAR shall be not less than the fair market value of a Common Shares on the grant date of the SAR. No SAR may be exercised after ten years from the date such SAR is granted.
Restricted Share Awards
The Administrator may, in its sole discretion, provide in the award agreement for a restricted share award for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the participant’s termination of employment or service as an officer, director or consultant to the Company or any affiliate thereof, or the participant’s death or Disability.
Each restricted share award shall specify the restricted period(s), the number of restricted shares to be awarded, the price (if any) to be paid by the participant to acquire such shares, the period of time prior to which restricted share awards become vested and free of restrictions on transfer, the performance objectives (if any), and such other terms and conditions as the Administrator determines. Each participant who is granted a restricted share award may, in the Company’s sole discretion, be issued a share certificate, and the Company may require that any such share certificates be held in the Company’s possession until such time as all restrictions applicable to such shares have lapsed. A participant shall forfeit a restricted share award in accordance with the terms of the grant if the restrictions, performance objectives and/or conditions established by the Administrator are not attained.
Except as otherwise provided in an award agreement relating to a restricted share award, the holder of such award shall generally have all rights as a Company shareholder during the restricted period, including, but not limited to, voting rights and the right to receive dividends applicable to all holders of common stock. Notwithstanding the preceding sentence, except as otherwise provided in the applicable award agreement, any dividends declared during the restricted period with respect to the restricted share award shall only become payable if (and to the extent) the underlying restricted shares vest.
Restricted Share Units
The Administrator may, in its discretion, grant restricted share units to participants, either alone or in addition to other awards granted under the Omnibus Plan, providing the right to receive a Common Shares or an amount in cash equal to the fair market value of a Common Share (or a combination thereof) subject to certain restrictions that lapse at the end of a specified period or periods.
Each restricted share unit award shall be evidenced by an award agreement that shall specify the restricted period(s), the number of restricted share units to be awarded, the price (if any) to be paid by the participant to acquire such restricted share units, the period of time prior to which restricted share units become vested and free of restrictions on transfer, the performance goals (if any) upon whose attainment the restricted period shall lapse in part or full, and such other restrictions, terms and conditions as the Administrator determines. At the expiration of the restricted period, shares may, in the Company’s sole discretion, be issued in uncertificated form. Restricted share units are similar to restricted shares except that no Common Shares are actually awarded to the participant on the grant date of the restricted share units. A participant shall forfeit a restricted stock unit award in accordance with the terms of the grant if the restrictions, performance goals and/or conditions established by the Administrator are not attained.
The holder of a restricted share unit award shall generally have no rights of a shareholder during the restricted period, including voting or dividend or other distribution rights, although, to the extent an award agreement provides for dividend-equivalent rights with respect to dividends declared during the restricted period, any amount payable in respect of such dividend-equivalent rights will be payable only at the time (and to the extent) the Common Shares underlying such restricted share units are delivered to the participant.
Other Share-Based Awards
Subject to the limits described in the Omnibus Plan, and in addition to the awards described above, the Administrator may issue other share-based awards, either alone or in addition to other awards (other than in connection with options and SARs), as it determines to be in the best interests of the Company. Subject to the provisions of the Omnibus Plan, the Administrator may determine the individuals to whom and the times at which such other share-based awards shall be granted, the number of Common Shares to be granted pursuant to such other share-based awards, the manner in which such other share-based awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such other share-based awards (which may include achievement of performance goals) and all other terms and conditions of such other share-based awards.
Any dividend or dividend equivalent awarded in connection with such other share-based award shall be subject to the same conditions, restrictions and risks of forfeiture as the underlying awards to which they relate, and shall, except as otherwise provided in the applicable award agreement, only become payable if (and to the extent) the underlying awards vest.
Share Bonuses
The Administrator may grant bonuses payable in fully vested Common Shares, and the Common Shares constituting such share bonuses shall be delivered to participants as soon as practicable after the date on which such bonuses are payable.
Cash Awards
The Administrator may grant awards that are payable solely in cash and subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion. Cash awards may be granted with value and payment contingent upon the achievement of performance criteria.
Transfer of Awards
Generally, until such time as the awards are fully vested and/or exercisable in accordance with the Omnibus Plan or an award agreement, no award under the Omnibus Plan may be transferred, except with prior written consent of the Administrator.
Amendment and Termination
The Board can amend, alter or terminate the Omnibus Plan, but no amendment, alteration or termination shall be made that would materially impair the rights of a participant under any award previously granted without the participant’s consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s shareholders as required to comply with applicable law or the rules of any stock exchange on which the Company’s Common Shares are traded or other applicable law. The Administrator may amend the terms of any award previously granted, provided that no such amendment shall materially impair the rights of any participant under the Omnibus Plan without the participant’s consent.
Change in Control
Except as otherwise provided in an applicable award agreement, in the event of a Change in Control (as defined in the Omnibus Plan), with respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s service to the Company without Cause (as defined in the Omnibus Plan) during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to such awards shall be deemed to be fully achieved at target levels.

With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.
In the event of a Change in Control, an outstanding award shall be considered to be assumed or substituted for if, following the Change in Control, the award remains subject to terms and conditions that are no less favorable in any respect than those that were applicable to the award immediately prior to the Change in Control except that, if the award related to Common Shares, the award may instead confer the right to receive common stock of the acquiring entity (or such other security as may be determined by the Administrator, in its sole discretion, pursuant to equitable adjustments permitted under the Omnibus Plan) with an aggregate fair market value that is at least equal to the aggregate fair market value of the Common Shares subject to the award immediately prior to the Change in Control.
Notwithstanding any other provision of the Omnibus Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share in the Change in Control over the exercise or purchase price (if any) per Common Shares subject to the award multiplied by (y) the number of Common Shares granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.
Clawback
Each award shall be subject to any applicable recoupment policy maintained by the Company or any of its affiliates as in effect from time to time. Notwithstanding any other provisions in this Omnibus Plan, any award which is subject to recovery under any law, government regulation, stock exchange listing requirement or policy of the Company or its affiliates, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy.
U.S. Federal Income Tax Effects
The federal income tax consequences applicable to the Company and grantees in connection with awards under the Omnibus Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current U.S. federal income tax laws, a participant will generally recognize income, and the Company will be entitled to a deduction, with respect to awards under the Omnibus Plan as follows:
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Incentive Stock Options.   The grant of an ISO will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.
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Nonqualified Share Options and SARs.   The grant of a Nonqualified Share Option or SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of a Nonqualified Share Option or SAR, the grantee will generally realize ordinary income equal to the excess of the fair market value of the common stock acquired over the exercise price or base price, as the case may be. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Restricted Share Awards.   A grantee generally will not realize taxable income upon an award of restricted share awards. However, a grantee who receives restricted shares will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse. Alternatively, and if permitted by the Administrator, a grantee may elect to realize ordinary income on the date of receipt of the restricted shares. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Restricted Share Units.   A grantee generally will not realize taxable income upon an award of restricted share units. A grantee will recognize ordinary income in the year in which the shares or cash equivalent subject to the awards are actually issued (or the amount of cash paid) to the grantee, in an amount equal to the fair market value of the shares on the issuance date and/or the amount of any cash payable on the payment date.

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Other Share-Based Awards.   A grantee who receives other share-based awards will realize as ordinary income at the time of the lapse of the restrictions (or, in the case of phantom stock awards, at the time of delivery) an amount equal to the fair market value of the common stock or cash delivered of such lapse. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Share Bonuses and Cash Awards.   A grantee who receives a share bonus or a cash award will realize as ordinary income an amount equal to the fair market value of the common stock or cash delivered, and the Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Code Section 409A.   To the extent that any award under the Omnibus Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Section 409A of the Code, the terms and administration of such award shall comply with the provisions of such section and final regulations issued thereunder.

To be approved, the Omnibus Plan Resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.
The following is the text of the Omnibus Plan Resolution which will be put forward at the Meeting:
“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
1.
The ESSA Pharma Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) of ESSA Pharma Inc. (the “Company”), in substantially the form described in, and appended as Schedule A to the Company’s proxy statement dated January 26, 2021 (the “proxy statement”), is hereby ratified, confirmed and approved.

2.
The maximum number of common shares in the capital of the company (the “Common Shares”) authorized and reserved for issuance under the Omnibus Plan shall be a fixed limit of up to an aggregate of 7,356,587 Common Shares.

3.
All unallocated options to acquire Common Shares, rights or other entitlements available under the Omnibus Plan are hereby ratified, confirmed and approved.

4.
Any one director or officer of the Company is authorized and directed, on behalf of the Company to take all necessary steps and proceedings and to execute, deliver and file any and all declarations,

agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to the foregoing resolutions.”
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OMNIBUS PLAN RESOLUTION.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO STOCK OPTION PLAN
AND CERTAIN OPTION GRANTS THEREUNDER
At the Meeting, shareholders of the Company will be asked to approve an ordinary resolution (the “Option Plan Amendment Resolution”) ratifying, confirming and approving the amendment to the Existing Option Plan increasing the number of Common Shares reserved and available for issuance pursuant to the exercise of Options under the Amended Option Plan, and also to approve previous grants of Options under the Amended Option Plan,exercisable for an aggregate of up to 863,948 Common Shares, to certain directors, officers, employees and consultants of the Company. A copy of the Amended Option Plan is appended hereto as Schedule B.
The Board unanimously approved and adopted an amendment and restatement of the Company’s Existing Option Plan to, subject to the approval of the Company’s shareholders, increase the number of available shares for grant thereunder. The maximum number of Common Shares reserved and available for issuance under the Amended Option Plan, and all of the Company’s other equity incentive plans, excluding the ESPP, in existence from time to time, will be a fixed limit of up to an aggregate of 7,336,059 Common Shares. The maximum number of Common Shares currently reserved and available for issuance under the Existing Option Plan, and all of the Company’s other equity incentive plans in existence from time to time, is 6,251,469 Common Shares.
The Amended Option Plan provides for the grant of stock options in respect of Company Common Shares (sometimes called “Options” below). The increase in the share reserve under the Amended Option Plan was to permit the grants on December 11, 2020 and January 11, 2021 of stock options under the Amended Option Plan that otherwise would have exceeded the number available for issuance under the Existing Option Plan as in effect before such amendment (the “New Options”). Accordingly, the New Options are effectively being submitted for shareholder approval pursuant to this Proposal 4:
•
If this Proposal 4 is not approved by shareholders, the New Options shall be immediately canceled and of no further force or effect.

•
If this Proposal 4 is approved by shareholders, the New Options shall continue in effect in accordance with their terms, and no further grants will be made under the Amended Option Plan.

No additional grants have been made under the Amended Option Plan since the grant of the New Options. Further information about the New Options is provided in the “New Plan Benefits” table below.
The Company is separately proposing for shareholder approval in this proxy statement a new Omnibus Plan. If the Omnibus Plan is approved, no further grants will be made under the Amended Option Plan or the Company’s RSU Plan. However, if the Omnibus Plan and this Proposal 4 are not approved, only 132,771 Common Shares would be available for issuance under the Amended Option Plan unless and until additional shares may be later approved by shareholders.
NEW OPTIONS
The following New Plan Benefits table provides certain information about the New Options.
New Plan Benefits
Name and Position	Number of Units (Number of Common Shares subject to the New Option)
David R. Parkinson, MD Chief Executive Officer and President	266,948
Peter Virsik Executive Vice President and Chief Operating Officer	200,000
Alessandra Cesano, MD Chief Medical Officer	100,000
Executive Group	624,448
Non-Executive Director Group	Nil
Non-Executive Officer Employee Group	Nil

The following table identifies the individual recipients and certain terms of the New Options:
Name of Optionee	Date of Grant	Expiry Date	Exercise Price		No. of Optioned Common Shares	Conditions to Exercise
David Parkinson	December 11, 2020	December 11, 2030		$7.00	266,948(1)	Shareholder Approval for the respective grant is obtained at the Meeting
Peter Virsik	December 11, 2020	December 11, 2030		$7.00	200,000(1)
David Wood	December 11, 2020	December 11, 2030		$7.00	100,000(1)
Alessandra Cesano	December 11, 2020	December 11, 2030		$7.00	57,500(1)
Marianne Sadar	December 11, 2020	December 11, 2030		$7.00	16,500(2)
Raymond Andersen	December 11, 2020	December 11, 2030		$7.00	16,500(2)
Edward Scolnick	December 11, 2020	December 11, 2030		$7.00	16,500(2)
Karen Villaluna	January 11, 2021	January 11, 2031	US$	13.96	190,000(1)
TOTAL Optioned Common Shares					863,948

(1)
Vesting Schedule: 25% after 12 months from date of grant with the remaining 75% vesting in 36 equal installments with the first installment vesting at the end of the 13th month and subsequent installments vesting every one month anniversary thereafter

(2)
Vesting Schedule: 12 months from the date of the grant

HISTORICAL GRANTS UNDER THE AMENDED OPTION PLAN
Over the life of the Amended Option Plan, the following individuals or groups, as the case may be, have been granted Options covering the number of Common Shares indicated (which amount includes the Options described above in the New Plan Benefits table:
—
Our current “named executive officers”

—
Dr. David R. Parkinson, President and Chief Executive Officer, 1,283,150 Common Shares

—
Peter Virsik, Executive Vice President and Chief Operating Officer, 1,031,750 Common Shares

—
Dr. Alessandra Cesano, Chief Medical Officer, 425,000 Common Shares

—
All current executive officers as a group, 3,100,900 Common Shares

—
All current directors who are not executive officers as a group, 406,750 Common Shares

—
Each nominee for election as a director, 1,689,900 Common Shares

—
Each associate of any of such directors, executive officers or nominees, Nil Common Shares

—
Each other person who received or is to receive 5 percent of such options, warrants or rights, Nil Common Shares

—
All employees, including all current officers who are not executive officers, as a group, 1,085,250 Common Shares

SUMMARY OF THE AMENDED OPTION PLAN
The following brief summary of the Amended Option Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Amended Option Plan, a copy of which is set forth as Schedule B to this proxy statement.
Administration
The Amended Option Plan is administered by the Board, subject to the Board’s power to delegate such administrative duties and powers as it may seem fit to a director or senior officer or employee of the Company, from time to time. In connection with its administrative role, the Board may make, amend and repeal at any time and from time to time such policies not inconsistent with the Amended Option Plan as it may deem necessary or advisable for the proper administration of the plan. ESSA’s administration of the Amended Option Plan will be consistent with the policies and rules of the Nasdaq will comply with such other stock exchanges on which the Common Shares may be listed from time to time. The following is a brief description of the material provisions of the Amended Option Plan.
Eligibility Under the Amended Option Plan
Pursuant to the Amended Option Plan, Options may be granted to:
(a)
a director of the Company or any of its subsidiaries;

(b)
an officer of the Company or any of its subsidiaries;

(c)
an employee of the Company or any of its subsidiaries, which is (i) and individual that is considered an employee of the Company or any of its subsidiaries under the Income Tax Act (Canada); (ii) an individual who works full-time for the Company or any of its subsidiaries providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; (iii) an individual who works for the Company or any of its subsidiaries on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(d)
a management company employee, which is an individual employed by a person providing management services to the Company, which is required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in investor relations activities; and

(e)
a consultant to the Company or any of its subsidiaries, which is an individual (or a corporation or partnership of which the individual is an employee, shareholder or partner), other than an employee, officer, management company employee or a director of the Company, that (i) is engaged to provide on a bona fide basis, consulting, technical, management or other services to the Company or any of its subsidiaries, other than services provided in relation to a distribution; (ii) provides the services under a written contract between the Company or a subsidiary of the Company and the individual or the consultant company; (iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or its subsidiaries; and (iv) has a relationship with the Company or a subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

As of January 14, 2021, the number of people in each such class was as follows: directors, 9 individuals; officers, 4 individuals; employees, approximately 10 individuals; management company employees, approximately 5 individuals; and consultants.
Common Shares Issuable Under the Amended Option Plan
The Amended Option Plan provides that the maximum number of Common Shares that may be reserved and available for issuance under the Amended Option Plan and all other equity incentive plans of the Company, including the RSU Plan, but excluding the ESPP, is 6,251,469 Common Shares (or, if a majority of the shareholders of the Company approve the Option Plan Amendment Resolution, up to 7,336,059 Common Shares). If any Option expires, is cancelled or otherwise terminated for any reason without having been exercised in full, the number of Common Shares in respect of which such Option was not exercised will again be available for issuance under the Amended Option Plan.
On January 21, 2021, the closing per-share price of the Company’s common stock on the Nasdaq was $18.23.

Restrictions on Option Grants
The Board has the power to determine, in its sole discretion, those directors, officers, employees, management company employees and consultant to whom Options are to be awarded, subject to the following restrictions:
(a)
no Option can be granted to any optionee unless the Board has determined that the grant of such Option and the exercise thereof by the Option will not violate the securities laws of the jurisdiction in which the optionee resides;

(b)
the number of Common Shares issuable pursuant to grants of Options under the Amended Option Plan, together with all of the Company’s other security-based compensation arrangements in existence from time to time, within a one-year period:

(i)
subject to (ii) and (iii) immediately below, to any one person, shall not exceed 5% of the issued and outstanding Common Shares as at the time of the applicable grant;

(ii)
to a consultant, shall not exceed 2% of the issued and outstanding Common Shares, as at the time of the applicable grant; and

(iii)
to persons employed to conduct investor relations activities, shall not exceed 2% of the issued and outstanding Common Shares, as at the time of the applicable grant;

(c)
unless the Company obtains approval of a majority of shareholders in accordance with the Amended Option Plan:

(i)
the maximum aggregate number of Common Shares that may be reserved for issuance to insiders of the Company under the Amended Option Plan; and

(ii)
the maximum aggregate number of Options granted to insiders of the Company under the Amended Option Plan within a one-year period,

may not exceed 10% of the issued and outstanding Common Shares as the time of the applicable grant.
Exercise Price of Options
The exercise price of an Option will be determined by the Board when the Option is granted and shall not be less than the closing market price of the Company’s Common Shares on the Nasdaq on the applicable date, if there is no closing trading price at such time of grant of the Option, then on the trading day immediately prior to the date of the grant of the Option. The exercise price per Common Share under an Option may be reduced at the discretion of the Board if (i) at least six months has elapsed since the later of the date such option was granted and the date the exercise price for such option was last amended, and (ii) shareholder approval is obtained for any reduction in the exercise price of an Option and, in the case of a reduction in the exercise price of an Option held by an insider of the Company, disinterested shareholder approval is obtained for such reduction. The foregoing conditions to reduction of an exercise price shall not apply in the case of certain adjustments, such as alterations to the capital structure of the Company, as set out in the Amended Option Plan.
Vesting of Options
An Option granted under the Amended Option Plan shall vest and may be exercised during the term of the Option in accordance with any vesting schedule as the Board may determine, in its sole discretion. However, Options issued to persons retained to provide investor relations activities will be subject to a vesting schedule of at least 12 months whereby no more than 25% of the options granted may be vested in any three-month period.
Term of Options
The Amended Option Plan provides that Options shall expire on the expiration date determined by the Board, provided that the term of an Option shall not exceed ten years from its date of grant. Options must be exercised, if at all, on or before their respective expiration date. In the event that the term of an Option expires during a blackout period such term will automatically be extended to the date that is ten business days following the end of such blackout period and, in the event that a blackout period is imposed during such extension period, the extension period will be deemed to commence following the end of the additional blackout period to enable the exercise of the applicable Option within ten business days following the end of the last imposed blackout period. The maximum term an Option may be extended by the Board, provided that the Board obtains shareholder approval for such extension.
Transferability
Options granted under the Amended Option Plan are non-transferable and non-assignable, except as specifically provided under the Amended Option Plan in the event of the death or disability of an optionee.
Termination of Options
To the extent not earlier exercised or terminated in accordance with the Amended Option Plan, an Option will terminate at the earliest of:
(a)
the termination date set by the Board upon the grant of the Option, subject to extension in case of a blackout period, as further set out above under the subheading “— Term of Options”;

(b)
where the optionee’s position as an employee, consultant, director or officer is terminated for just cause, the date of such termination for just cause;

(c)
unless determined otherwise by the Board, where the optionee’s position as an employee, consultant, director or officer terminates for a reason other than the optionee’s disability, death, or termination for just cause, on the termination date with respect to the Options that have not vested at such termination date, and 90 days after such date of termination with respect to the Options that have vested as at such termination date, provided that if an optionee’s position with the Company changes from one of the said categories to another category, such change shall not constitute termination; and

(d)
the date of any sale, transfer, assignment or hypothecation, or any attempted sale, transfer, assignment or hypothecation, of such Option in violation of the Amended Option Plan.

Effect of Death, Disability or Retirement of Optionee
If the position of an optionee as a director, officer, employee or consultant of the Company or any of its subsidiaries, is terminated as a result of his or her death, any Options held by such optionee shall pass to the person who is entitled to ownership of such Options pursuant to a will or the applicable laws of descent and distribution upon death (a “Qualified Successor”), and shall be exercisable by the Qualified Successor for a period of one year following such death, provided that in no case shall the term of the Option extend beyond ten years from the date of grant.
If the position of an optionee as a director, officer, employee or consultant of the Company or any of its subsidiaries, is terminated by reason of such optionee’s disability, any Option held by such optionee that could have been exercised immediately prior to such termination shall be exercisable by such optionee, or by his or her guardian, for a period of one year following the termination of such optionee.
If an optionee who has ceased to be employed by the Company or any of its subsidiaries by reason of such optionee’s disability dies within 30 days after the termination of such employment, any Option held by such optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such optionee, and shall be exercisable by the Qualified Successor for a period of one year following the death of such optionee, provided that in no case shall the term of the Option extend beyond five years from the date of grant.
Options held by a Qualified Successor or exercisable by a guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

In the event of the termination of employment of an optionee who is an employee at any time during the term of an Option by reason of the deemed retirement of such employee, as may be determined by the Board, in its sole discretion, then the rights to purchase Common Shares under the Option which have accrued to the optionee and remain unexercised at, or which accrue subsequent to, the date of his or her retirement shall remain exercisable by the optionee (or by the optionee’s legal personal representative or representatives if the optionee dies before the last date of exercise of the Option) for a period of one year following the retirement of such optionee in accordance with the terms of the Option.
Tax Withholding
Pursuant to the Amended Option Plan, the Company may implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an optionee who wishes to exercise an Option must, as a condition of exercise, comply with the various procedures set out in the Amended Option Plan, including but not limited to delivering to the Company an amount determined by the Company to be appropriate to account for such taxes or related amounts, and must in all other respects follow any related procedures and conditions imposed by the Company.
Adjustment
The Amended Option Plan contains provisions for the adjustment in the number of Common Shares subject to the Amended Option Plan and issuable upon the exercise of Options, and the exercise price thereof in the event of any stock dividend, stock consolidations, subdivisions or reclassifications of shares, amalgamations, mergers, plans of arrangement, change of control (as defined in the Amended Option Plan) transactions, take-over bid transactions or events which the Board determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of persons eligible to receive Options under the Amended Option Plan.
Termination of, and Amendments to, the Amended Option Plan
Subject to applicable regulatory authorities, and the policies and requirements thereof, the Board may terminate, suspend or amend the terms of the Amended Option Plan; provided, however that the Board must obtain shareholder approval (and where required, disinterested shareholder approval) for the following actions:
(a)
increasing the maximum number of Common Shares that may be reserved for issuance upon the exercise of Options under the Amended Option Plan;

(b)
placing limitations on the number of Options that may be granted to any one person or category of persons;

(c)
reducing the exercise price of Options;

(d)
granting to insiders, within a 12-month period, an aggregate number of Options exceeding 10% of the Company’s issued Common Shares, calculated at the date that the applicable Option is granted;

(e)
granting to any one optionee, within a 12-month period, an aggregate number of Options exceeding 5% of the Company’s issued Common Shares;

(f)
reserving for issuance such number of Common Shares under the Amended Option Plan and all of the Company’s other security-based compensation arrangements in existence from time to time, where such reservation could result in the aggregate number of Common Shares granted to insiders exceeding 10% of the Company’s issued Common Shares;

(g)
materially modifying the requirements as to eligibility for participation in the Amended Option Plan;

(h)
materially increasing the benefits accruing to participants under the Amended Option Plan;

(i)
modifying the method for determining the exercise price of the Options;

(j)
modifying the maximum term of the Options;

(k)
modifying the expiry and termination provisions applicable to Options;

(l)
expanding the types of awards which may be granted under the Amended Option Plan;

(m)
extending the duration of the Amended Option Plan; or

(n)
modifying the termination and amendment provision of the Amended Option Plan.

Notwithstanding the above, the Board may, without shareholder approval:
(a)
make any amendment of a typographical, grammatical, clerical or administrative nature or clarification correcting or rectifying any ambiguity, immaterial inconsistency, defective provision, mistake, or error or omission in the Amended Option Plan or any Option;

(b)
make any addition to, deletion from or alteration of the provisions of the Amended Option Plan or any Option that are necessary to comply with applicable law or the requirements of any regulatory or governmental agency or applicable stock exchange and to avoid unanticipated consequences deemed by the Board to be inconsistent with the purpose of the Amended Option Plan; or

(c)
make any amendments to clarify existing provisions of the Amended Option Plan or any Option provided that such changes do not have the effect of altering the scope, nature and intent of the Amended Option Plan or any Option.

Duration of the Amended Option Plan
Unless earlier terminated, the Amended Option Plan will expire October 4, 2029, though Options granted before such date shall remain outstanding in accordance with their terms.
U.S. Federal Income Tax Effects
The U.S. federal income tax consequences applicable to the Company and grantees in connection with options under the Amended Option Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a grantee will generally recognize income, and the Company will be entitled to a deduction, with respect to awards under the Amended Option Plan as follows:
•
Incentive Stock Options.   The grant of an ISO will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.

•
Nonqualified Stock Options.   The grant of a nonqualified stock option will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of a nonqualified stock option, the grantee will generally realize ordinary income equal to the excess of the fair market value of the common stock acquired over the exercise price. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.
Should the Option Plan Amendment Resolution not receive the required shareholder approval at the Meeting, the Amended Option Plan and all New Options will be immediately cancelled and the Existing Option Plan will remain in place.
The following is the text of the Option Plan Amendment Resolution which will be put forward at the Meeting:
“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
1.
The amended stock option plan (the “Amended Option Plan”) of ESSA Pharma Inc. (the “Company”), in substantially the form described in, and appended as Schedule B to the Company’s proxy statement dated January 26, 2021 (“proxy statement”), is hereby ratified, confirmed and approved.

2.
The maximum number of common shares in the capital of the company (the “Common Shares”) authorized and reserved for issuance under the Amended Option Plan and all of the Company’s other equity incentive plans, excluding the Employee Stock Purchase Plan (as defined in the proxy statement), in existence from time to time, shall be a fixed limit of up to an aggregate of 7,336,059 Common Shares.

3.
The previous grants of stock options under the Amended Option Plan, exercisable for an aggregate of up to 863,948 Common Shares, to certain directors, officers, employees and consultants of the Company are hereby ratified, confirmed and approved.

4.
All unallocated options to acquire Common Shares, rights or other entitlements available under the Amended Option Plan are hereby ratified, confirmed and approved.

5.
Any one director or officer of the Company is authorized and directed, on behalf of the Company to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to the foregoing resolutions.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE OPTION PLAN AMENDMENT RESOLUTION.

PROPOSAL 5 — APPROVAL OF AMENDMENT OF ARTICLES
The Board wishes to amend the Articles in accordance with the provisions of the Company’s governing statute, the BCBCA (the “Amended Articles”). The Board believes that the Amended Articles will modernize the Company’s current Articles and better align with legal and regulatory developments and current corporate governance practices. The special resolution approving the Amended Articles must be passed by not less than 66 2/3% of the votes cast by shareholders who are entitled to vote and are present in person or by proxy at the Meeting. The below is a summary of the amendments proposed only and shareholders should refer to the full text of the amendments to the Articles in their entirety attached to this proxy statement as Schedule C.
Adoption of Advance Notice Provisions
The Board proposes to amend the Articles to include advance notice provisions (the “Advance Notice Provisions”) intended to (i) facilitate orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensure that all Shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees; and (iii) allow Shareholders to make an informed vote having been afforded reasonable time for appropriate deliberation.
The purpose of the Advance Notice Provisions is to provide shareholders, directors, and management of the Company with direction on the procedure for shareholder nomination of directors. The Advance Notice Provisions are the framework pursuant to which the Company fixes a deadline by which holders of record of Common Shares must submit director nominations to the Company prior to any annual general or special meeting of shareholders and set forth the information that a shareholder must include in the notice to the Company for the nomination notice to be in proper written form.
Terms of the Advance Notice Provisions
The following is a summary of certain provisions of the Advance Notice Provisions and is qualified in its entirety by the full text of the Advance Notice Provisions which is attached to this proxy statement as Schedule C.
The Advance Notice Provisions provide that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Financial Officer.
To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than 30 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The Amended Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Provisions.
Adoption of Notice and Access Provisions
The Board proposes to amend the Articles to include notice-and-access provisions (the “Notice-and-Access Provisions”). In late 2012, the Canadian Securities Administrators adopted amendments to National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer and National

Instrument 51-102 Continuous Disclosure Obligations that provide eligible reporting issuers with a voluntary notice-and-access mechanism to send proxy-related materials to registered and beneficial owners of securities (“Canadian Notice-and-Access”). Similarly, in 2007, the SEC authorized issuers to utilize a notice-and-access distribution model under Section 14 of the Exchange Act (“US Notice-and-Access,” and together with “Canadian Notice-and-Access,” “Notice-and-Access”). Under Notice-and-Access, provided that shareholders are appropriately notified, proxy-related materials may be posted on a website, other than SEDAR, instead of being sent to shareholders by mail.
Presently, the Articles do not allow for delivery of information to registered shareholders by the means contemplated by Notice-and-Access. Therefore, the Company proposes to modify the Articles to allow delivery of information by electronic means and other means permitted by applicable securities laws, for example, via Notice-and-Access, for all shareholders. Management believes that updating the Articles to permit electronic delivery and delivery via Notice-and-Access may result in cost savings for the Company. The full text of the Notice-and-Access Provisions is attached to this proxy statement as Schedule C.
Amendment to Quorum Requirement
The Board proposes to amend the Articles to change the quorum requirements to transact business at a meeting of shareholders (the “Quorum Requirement”). The current Articles define the quorum necessary for the transaction of business at a meeting of Shareholders as one or more Shareholders who in the aggregate hold at least 10% of the issued common shares of the Company (the “Common Shares”). The Amended Articles provide that at a meeting of Shareholders, the quorum is two persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 33 1∕3% of the issued Common Shares entitled to be voted at the meeting.
Previously, the Company qualified as a Foreign Private Issuer under the Exchange Act and was entitled to rely on certain corporate governance exemptions under Nasdaq rules. The Company no longer qualifies as a Foreign Private Issuer and as such must comply with Nasdaq’s quorum requirements. This Proposal is meant to align the Company’s Articles with such requirements. The full text of the new Quorum Requirement is attached to this proxy statement as Schedule C.
Removal of Alternate Directors Provisions
The Board proposes to amend the Articles to remove the alternate director provisions (the “Alternate Director Provisions”). The current Articles allow any director (an “Appointor”), upon notice to the Company, to appoint any person who is qualified to act as a director, to be the Appointor’s alternate to act in his or her place at meetings of the directors or committees of the directors at which the Appointor is not present. The Amended Articles remove the Alternate Director Provisions and do not allow directors to appoint an alternate director. The full text of the Alternative Director Provisions is attached to this proxy statement as Schedule C.
Shareholder Approval of Amendment of Articles
Shareholders will be asked at the Meeting to consider and, if thought advisable, pass a special resolution (requiring the approval by not less than 66 2/3% of the votes cast in person or represented by proxy at the Meeting) authorizing and approving the Company’s adoption of the amendments to the Articles (the “Articles Amendment Resolution”). The text of the Articles Amendment Resolution is set out below.
“BE IT RESOLVED, as a special resolution that:
1.
The Articles of the Company be amended, substantially in the form appended as Schedule C to the proxy statement dated January  26, 2021, by:

a.
adding as article 10.9 thereto, the advance notice provisions with respect to the nomination of directors by shareholders of the Company;

b.
amending article 11.3 thereto, which modifies the quorum requirements to transact business at a meeting of Shareholders; and

c.
removing article 15 thereto, which removes the provisions providing for the appointment of alternate directors; and

d.
amending article 24.1 thereto, which modifies the means by which notice of meetings of Shareholders and other Shareholder information may be delivered to Shareholders.

2.
Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to executed and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

THE BOARD RECOMMENDS YOU VOTE “FOR” THE ARTICLES AMENDMENT RESOLUTION. UNLESS OTHERWISE INSTRUCTED, THE PROXIES SOLICITED BY MANAGEMENT WILL BE VOTED “FOR” THE ARTICLES AMENDMENT RESOLUTION.

EXECUTIVE COMPENSATION
This section sets forth certain information regarding the Company’s executive compensation program for its named executive officers (“NEOs”), who for purposes of this proxy statement are Dr. David Parkinson, President and Chief Executive Officer, Peter Virsik, Executive Vice President and Chief Operating Officer and Alessandra Cesano, Chief Medical Officer. As an emerging growth company, we have opted to comply with the executive compensation disclosure rules available to such companies.
Summary Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to, or earned by each of the NEOs for our fiscal years ended September 30, 2019 and 2020:
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards(1) ($) (f)	Non- Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
David R. Parkinson Chief Executive Officer and, President	2020	492,134	296,468	Nil	1,988,933	Nil	Nil	Nil	2,793,857
	2019	468,699	158,115	Nil	368,720	Nil	Nil	Nil	995,534
Peter Virsik Executive Vice President and Chief Operating Officer	2020	415,400	200,194	Nil	1,608,155	Nil	Nil	Nil	2,240,071
	2019	394,276	150,380	Nil	247,631	Nil	Nil	Nil	792,287
Alessandra Cesano Chief Medical Officer	2020	407,500	100,000	Nil	622,704	Nil	Nil	Nil	1,136,733
	2019	100,000	Nil	Nil	12,466	Nil	Nil	Nil	112,466

(1)
The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB 718”). The assumptions used to calculate these figures are described in Note 11 of the financial statements included in the Company’s Annual Report on Form 10-K for 2020. The following assumptions were used to value stock options granted in 2020:

Elements of Compensation
2020
Risk-free interest rate	1.55%
Expected life of options	10.00 years
Expected annualized volatility	77.00%
Dividend	—
ESSA’s compensation philosophy for its NEOs is focused on its belief that capable and qualified employees are critical to the Company’s success. Therefore, its compensation program is designed to attract the very best individuals in each expertise area critical for the Company’s success and to use salaries and long-term incentive compensation in the form of stock options or other suitable long-term incentives to attract and retain such employees. In making its determinations regarding the various elements of executive stock option grants, ESSA will seek to meet the following objectives:
(a)
to attract, retain and motivate talented executives who create and sustain ESSA’s continued success within the context of compensation paid by other companies of comparable size engaged in similar business in appropriate regions;

(b)
to align the interests of the ESSA’s NEOs with the interests of shareholders of ESSA; and

(c)
to incentivize extraordinary performance from the Company’s key employees.

Base Salary — The base salary review of any NEO takes into consideration the current competitive market conditions, experience, proven or expected performance, and the particular skills of the NEO. Base salary is not evaluated against a formal “peer group.”
Performance-Based Cash Bonuses — The Company may elect to utilize performance-based cash bonuses where the role-related context and competitive environment suggest that such a compensation modality is appropriate. When and if utilized, the amount of cash bonus compensation will normally be paid on the basis of timely achievement of specific pre-agreed milestones. Each milestone will be selected based upon consideration of its impact on shareholder value creation and the ability of the Company to achieve such milestone during a specific interval. The amount of bonus compensation will be determined based upon achievement of the milestone, its importance to the Company’s near and long-term goals at the time such bonus is being considered, the bonus compensation awarded to similarly situated executives in similarly situated development stage life-sciences companies and any other factors the Company may consider appropriate at the time such performance-based bonuses are decided upon. The quantity of bonus will normally be a percentage of base salary not to exceed 100%. However, in exceptional circumstances, the quantity of bonus paid may be connected to the shareholder value creation embodied in the pre-agreed milestones.
The discretionary bonuses available to the NEOs as of September 30, 2020 were:
NEO	BONUS PAYABLE
Dr. David R. Parkinson (CEO)	Up to 50% of Base Salary
Peter Virsik (EVP & COO)	Up to 40% of Base Salary
Alessandra Cesano (CMO)	Up to 40% of Base Salary
Stock Options and Restricted Share Units — Options and restricted share units (“RSUs”) are a key compensation element for companies such as ESSA. Because many of the most capable employees in ESSA’s industry work for pharmaceutical companies who can offer attractive cash and bonus compensation and a high level of employment security, Options and RSUs represent a compensation element that balances the loss of employment security that such employees must accept when moving to a small development-stage company like ESSA. Options and RSUs are also an important component of aligning the objectives of ESSA’s employees with those of ESSA’s shareholders. ESSA has issued significant stock option positions to senior employees and lesser amounts to lower-level employees. The precise amount of Options to be offered is governed by, among other factors, the importance of the employee’s role within ESSA, by the competitive environment within which ESSA operates and by the regulatory limits on Option and RSU grants that cover organizations such as ESSA. Previous grants of option-based awards are also taken into account when considering new grants. This reflects ESSA’s commitment to attracting and retaining world-class expertise.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of the NEOs for our fiscal year ended September 30, 2020:

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
David R. Parkinson CEO, President	1,614	886	Nil	4.00	2025/06/23	Nil	Nil	Nil	Nil
	19,375	10,625	Nil	4.00	2026/01/12
	151,770	83,230	Nil	4.00	2028/02/21
	17,812	27,188	Nil	3.81	2029/02/08
	235,704	792,826	Nil	3.23	2029/10/04
	39,295	132,175	Nil	3.23	2029/10/07
Peter Virsik EVP & COO	9,364	5,136	Nil	4.00	2026/08/09	Nil	Nil	Nil	Nil
	111,729	61,271	Nil	4.00	2028/02/21
	15,833	24,167	Nil	3.81	2029/02/08
	222,291	747,709	Nil	3.23	2029/10/07
Alessandra Cesano CMO	9,895	15,105	Nil	3.81	2029/02/08	Nil	Nil	Nil	Nil
	91,666	308,334	Nil	3.23	2029/10/07

(1)
These options vest in equal instalments over 48 months from the date of the grant.

Termination and Change of Control Benefits
Except as described below, there are no contracts, agreements, plans or arrangements that provide for payments to a NEO at, following, or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Company or its subsidiary or a change in a NEO’s responsibilities (excluding perquisites and other personal benefits if the aggregate of this compensation is less than USD $10,000).
The Company has entered into employment agreements with each NEO, which provide for certain rights upon termination of employment or a change of control of ESSA. ESSA believes that these provisions of the NEO employment agreements or consulting agreements are reasonable in the context of similar-sized biopharmaceutical companies.
Specific termination and change-of-control provisions of each NEO include:
For Dr. David R. Parkinson:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs after a change of control event or within 60 days prior to a change of control event where such event was under consideration at the time of termination.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Peter Virsik:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Alessandra Cesano:

•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

DIRECTOR COMPENSATION
This section sets forth certain information about the Company’s director compensation program. In October 2019, the Board adopted a compensation plan for non-executive members of the Board. Pursuant to this compensation plan, both cash payments and Options are offered to non-executive directors. Each non-executive director will receive a retainer of $35,000 per annum. In addition, the Chairman of the Board will receive a premium of $25,000 per annum. The Chair of each Board sub-committee will receive a payment per annum as follows: audit committee $15,000; compensation committee $12,000; and corporate governance and nomination committee $8,000. Each member of a sub-committee will receive a per annum payment as follows: audit committee $7,000; compensation committee $6,000; and corporate governance and nomination committee $4,000. Each non-executive director will receive Option grants as determined by the Board and as recommended by the compensation committee. Directors who are officers, employees or consultants of ESSA will receive no compensation under the terms of this compensation plan. Compensation for non-executive directors is determined by the Board, which input from the compensation committee with respect to such compensation.
Director Compensation Table
The following table sets forth information regarding the compensation paid, awarded to, or earned for each of the Company’s directors for our fiscal year ended September 30, 2020:
Name(1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards(2) ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Richard Glickman Chairman, Director	70,000	Nil	148,873	Nil	Nil	Nil	218,873
Gary Sollis Director Corporate Governance and Nomination Committee Chair	50,000	Nil	131,609	Nil	Nil	Nil	181,609
Franklin Berger Director Audit Committee Chair	55,000	Nil	130,425	Nil	Nil	Nil	185,425
Scott Requadt Director Compensation Committee Chair	48,000	Nil	129,858	Nil	Nil	Nil	177,858
Alex Martin Director	35,000	Nil	120,136	Nil	Nil	Nil	155,136
Marella Thorell Director	35,000	Nil	120,136	Nil	Nil	Nil	155,136
Sanford Zweifach Director	49,000	Nil	120,136	Nil	Nil	Nil	169,136
Ari Brettman Director	33,542	Nil	120,136	Nil	Nil	Nil	153,678
Dr. Otello Stampacchia Director	1,458	Nil	90,424	Nil	Nil	Nil	91,882

Notes:
(1)
Dr. David R. Parkinson receives no additional compensation for his service as a director of the Company. His compensation as an employee of the Company is set out in the table under the heading “Executive Compensation — Summary Compensation Table.”

(2)
The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with FASB 718. The assumptions used to calculate these figures are described in Note 11 of the financial statements included in the Company’s Annual Report on Form 10-K for 2020. The following assumptions were used to value stock options granted in 2020:

2020
Risk-free interest rate	1.55%
Expected life of options	10.00 years
Expected annualized volatility	77.00%
Dividend	—

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth summary information relating to our Existing Option Plan, RSU Plan and ESPP as of September 30, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (as at September 30, 2020)	Weighted-average exercise price of outstanding options, warrants and rights (as at September 30, 2020)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (as at September 30, 2020)
Equity compensation plans approved by securityholders	5,309,584	$3.42	1,251,850(1)
Equity compensation plans not approved by securityholders	n/a	n/a	n/a
Total	5,309,584	$3.42	1,251,850(1)

Notes:
(1)
The current purchase period under the ESPP commenced on January 1, 2021 and ends on June 30, 2021. The number of shares to be available for purchase under the ESPP during the current period has not yet been determined, and the maximum value of shares that can be purchased under the ESPP in any year by an employee is $25,000.

DIRECTORS’ APPROVAL
The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.
DATED at Vancouver, British Columbia, January 26, 2021.
BY ORDER OF THE BOARD
(signed) David R. Parkinson
David R. Parkinson
President, Chief Executive Officer and Director

SCHEDULE A
Omnibus Incentive Plan
ESSA PHARMA INC.
2021 OMNIBUS INCENTIVE PLAN
Purpose of Plan.
1.   The name of the Plan is the ESSA Pharma Inc. 2021 Omnibus Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company, to motivate such persons to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated persons for long-term growth and profitability. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Definitions.
2.   For purposes of the Plan, the following terms shall be defined as set forth below:
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
“Award” means any Option, Share Appreciation Right, Restricted Shares, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
“Base Price” has the meaning set forth in Section 8(b) hereof.
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award granted pursuant to Section 12 hereof.
“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means: (i) the indictment of, or conviction of, or entering a please of guilty or nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (ii) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment with or service to the Company and its Affiliates; (iii) any misappropriation or embezzlement of the property of the Company or any of its Affiliates; (iv) the Participant has failed to perform his or her material duties, and such failure has not been cured after a period of thirty (30) days’ notice from the Company; (v) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by or service to the Company and its Affiliates; or (vi) the Participant’s failure to comply with (x) any of the restrictive covenants to which the Participant is subject, or (y) any material policies or procedures of the Company and its Affiliates as in effect from time to time; provided, that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure.

“Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Committee determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
“Change in Control” means, unless otherwise defined in an Award Agreement, an event set forth in any one of the following paragraphs shall have occurred:
(i)   any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act), other than the Company or its respective Affiliates, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person or any securities acquired directly from the Company or any Affiliate thereof) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (3) below;
(ii)   the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;
(iii)   there is consummated a merger, amalgamation or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger, amalgamation or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger, amalgamation or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, amalgamation or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company or the entity surviving such merger, amalgamation or consolidation, or, if the Company or the entity surviving such merger, amalgamation or consolidation is then a subsidiary, the ultimate parent thereof, or (II) a merger, amalgamation or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(iv)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by any stock exchange on which the Common Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the organizational documents of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
“Common Shares” means the common shares of the Company.
“Company” means ESSA Pharma Inc., a company incorporated under the laws of the Province of British Columbia (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
“Consultant” means an individual or consultant company, other than an employee, a director or an officer of the Company, that:
(v)   is engaged to provide on a bona fide basis, consulting, technical, management or other services to the Company or an Affiliate, other than services provided in relation to a distribution;
(vi)   provides the services under a written contract between the Company or an Affiliate of the Company and the individual or the consultant company; and
in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention to the affairs and business of the Company or an Affiliate.
“Disability” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
“Effective Date” has the meaning set forth in Section 20 hereof.
“Eligible Recipient” means an officer, employee, non-employee director or Consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director or Consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.
“Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on the last preceding date on which there was a sale of a Common Share or such security on such exchange, or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for a Common Share or such security in such over-the-counter market for the last preceding date on which there was a sale of a Common Share or such security in such market.
“Free Standing Right” has the meaning set forth in Section 8(a) hereof.
“Good Reason” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” Good Reason and any provision of the Plan that refers to Good Reason shall not be applicable to such Participant.
“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
“Nonqualified Share Option” means an Option that is not designated as an ISO.
“Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Share Option” and “ISO.”
“Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
“Plan” has the meaning set forth in Section 1 hereof.
“Restricted Period” has the meaning set forth in Section 9(a) hereof.
“Related Right” has the meaning set forth in Section 8(a) hereof.
“Restricted Shares” means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.
“Restricted Share Unit” means the right, granted pursuant to Section 9 below, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Common Share subject to certain restrictions that lapse at the end of a specified period or periods.
“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
“Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8.

“Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
“Transfer” has the meaning set forth in Section 18 hereof.
Administration.
The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(a)   to select those Eligible Recipients who shall be Participants;
(b)   to determine whether and to what extent Awards are to be granted hereunder to Participants;
(c)   to determine the number of Shares to be covered by each Award granted hereunder;
(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);
(e)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(f)   to determine the Fair Market Value in accordance with the terms of the Plan;
(g)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards;
(h)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(i)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(j)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders to the extent required by the rules of any stock exchange on which the Common Shares are traded or other applicable law.
All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
The Administrator in its discretion may accelerate the vesting of or waive restrictions on Awards in whole or in part at any time for any reason.
The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Common Shares are traded.
Shares Reserved for Issuance; Certain Limitations.
The maximum number of Common Shares reserved for issuance under the Plan shall be 7,342,788 (subject to adjustment as provided by Section 5). All of the Common Shares reserved for issuance under the Plan may be made subject to ISOs. If the Plan shall be approved by the Company’s shareholders, from and after the date of such approval no additional awards shall be granted under the Company’s Amended Option Plan or Share Unit Plan shall be granted.
Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to other Awards under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan. With respect to any Share Appreciation Right that is settled by the delivery of a net number of Common Shares, the gross number of Common Shares delivered in settlement of such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
Subject to Section 3(e), any Awards that settle in Common Shares (other than such Awards representing a maximum of five percent (5%) of the Common Shares reserved for issuance under the Plan, as adjusted pursuant to Section 5) shall be granted subject to a minimum time-vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date.

Equitable Adjustments.
In the event of any Change in Capitalization (including a Change in Control), an equitable substitution or proportionate adjustment shall be made, in each case by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan and the maximum number of Common Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan, or (iv) the performance goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated unless otherwise determined by the Administrator. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
Without limiting the generality of the foregoing, in connection with a Change in Capitalization (including a Change in Control), the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
The determinations made by the Administrator or the Board, as applicable, pursuant to this Section 5 shall be final, binding and conclusive.
Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Options.
General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Share Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Share Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant.
Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
ISOs.
(k)   ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company. All of the Common Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(l)   ISO Grants to 10% Shareholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(m)   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Share Options.
(n)   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions, or any other rights of a shareholder with respect to the Shares subject to an Option, until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 18 hereof.
Termination of Employment or Service.   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

Other Change in Employment or Service Status.   An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment or service status of an Participant, in the discretion of the Administrator.
Share Appreciation Rights.
General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
Base Price.   Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions, or any other rights of a shareholder with respect to the Common Shares, if any, subject to a Share Appreciation Right, until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 18 hereof.
Exercisability.
(o)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(p)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Sections 7 and 8 hereof.
Consideration Upon Exercise.
(q)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(r)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(s)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

Termination of Employment or Service.
(t)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
(u)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
Other Change in Employment or Service Status.   Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment or service status of an Participant, in the discretion of the Administrator.
Term.
(v)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(w)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
Restricted Shares and Restricted Share Units.
General.   Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance objectives (if any); and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
Awards and Certificates.
(x)   Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
(y)   With respect to an Award of Restricted Share Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units.
(z)   Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.

(aa)   Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares or cash, as applicable, shall promptly be issued or paid to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
Restrictions and Conditions.   The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(bb)   The Administrator may, in its sole discretion, provide in the Award Agreement for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the Participant’s termination of employment or service as an officer, director or Consultant to the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 15 hereof.
(cc)   Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that, except as provided in the applicable Award Agreement, any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that Common Shares in respect of the related Restricted Share Units are delivered to the Participant.
Termination of Employment or Service.   The rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Other Share-Based Awards.
3.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award, and shall only become payable if (and to the extent) the underlying Award vests. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Recipients to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards.

Share Bonuses.
4.   In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
Cash Awards.
5.   The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance criteria.
Change in Control Provisions.
6.   Except as otherwise provided in an applicable Award Agreement, in the event of a Change in Control:
With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s service to the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.
With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to terms and conditions that are no less favorable in any respect than those that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award may instead confer the right to receive common stock of the acquiring entity (or such other security as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof) with an aggregate Fair Market Value that is at least equal to the aggregate Fair Market Value of the Common Shares subject to the Award immediately prior to the Change in Control.
7.   Notwithstanding any other provision of the Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.
Amendment and Termination.
8.   The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would materially impair the rights of a Participant under any Award previously granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of any stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award previously granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Unfunded Status of Plan.
9.   The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Withholding Taxes.
10.   Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from the delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted Common Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Transfer of Awards.
11.   Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Continued Employment or Service.
12.   Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Effective Date.
13.   The Plan became effective upon adoption by the Board on [•], 2021 (the “Effective Date”), subject to requisite approval of shareholders of the Company.
Term of Plan.
14.   No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Securities Matters and Regulations.
Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws of the United States and the securities laws of Canada, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act and the regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant are being acquired for investment purposes only and not with a view to distribution.
Notification of Election Under Section 83(b) of the Code.
15.   If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
No Fractional Shares.
16.   No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Beneficiary.
17.   A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Paperless Administration.
18.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Severability.
19.   If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Clawback.
20.   Each Award shall be subject to any applicable recoupment policy maintained by the Company or any of its Affiliates as in effect from time to time. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or policy of the Company or its Affiliates, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy.
Section 409A of the Code.
21.   The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Governing Law.
22.   The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the Province of British Columbia, without giving effect to the conflict of laws principles thereof.
Titles and Headings.
23.   The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Successors.
24.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Relationship to other Benefits.
25.   No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

SCHEDULE B
Amended and Restates Stock Option Plan
ESSA PHARMA INC.
AMENDED AND RESTATED STOCK OPTION PLAN
Effective April 25, 2018, as amended on June 25, 2019, October 4, 2019 and December 10, 2020

STOCK OPTION PLAN
ARTICLE 1
DEFINITIONS AND INTERPRETATION
1.1   Definitions
As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:
(a)
“Administrator” means, initially, the Chief Financial Officer of the Company and thereafter will mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

(b)
“Affiliate” has the meaning given to such term in Policy 1.1 of the policy manual of the TSXV.

(c)
“Award Date” means the date on which the Board awards a particular Option.

(d)
“Blackout Period” has the meaning given to that term in Policy 4.4 of the policy manual of the TSXV.

(e)
“Board” means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and grant Options under the Plan.

(f)
“Cause” means:

(i)
Cause as such term is defined in the written employment agreement between the Company and the Optionee; or

(ii)
in the event there is no written employment agreement between the Company and the Optionee or Cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the Optionee is employed.

(g)
“Change of Control” means the occurrence of any of the following events:

(i)
the direct or indirect acquisition or conversion of more than 50% of the issued and outstanding shares of the Company by a Person or group of Persons acting in concert, other than through an employee share purchase plan or employee share ownership plan and other than by Persons who are or who are controlled by, the existing shareholders of the Company;

(ii)
a merger, amalgamation or arrangement of the Company or of the voting shares of the Company where the voting shares of the resulting merged, amalgamated or arranged company, as applicable, are owned or controlled by shareholders of whom more than 50% are not the same as the shareholders of the Company immediately prior to the merger, amalgamation or arrangement; or

(iii)
a sale by the Company of greater than 50% of the fair market value of the assets of the Company, through one or a series of transactions, to an entity that is not controlled by either the shareholders of the Company or by the Company.

(h)
“Code” has the meaning given to that term under Section 3.12.

(i)
“Common Share” or “Common Shares” means, as the case may be, one or more common shares in the capital of the Company.

(j)
“Company” means ESSA Pharma Inc., a company incorporated under the laws of the Province of British Columbia.

(k)
“Consultant” means an individual or Consultant Company, other than an Employee, a Director or an Officer of the Company, that:

(i)
is engaged to provide on a bona fide basis, consulting, technical, management or other services to the Company or an Affiliate, other than services provided in relation to a distribution;

(ii)
provides the services under a written contract between the Company or an Affiliate of the Company and the individual or the Consultant Company;

(iii)
in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention to the affairs and business of the Company or an Affiliate; and

(iv)
has a relationship with the Company or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Company.

(l)
“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner.

(m)
“Director” means any individual holding the office of director of the Company.

(n)
“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months which causes an individual to be unable to engage in any substantial gainful activity.

(o)
“Disinterested Shareholder Approval” means approval by a majority of the votes cast by the Company’s shareholders at a duly constituted shareholders meeting, excluding votes attached to the Common Shares beneficially owned by Insiders to whom Options may be granted under the Plan and their associates and affiliates;

(p)
“Employee” means

(i)
an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada);

(ii)
an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(iii)
an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iv)
a Management Company Employee.

(q)
“Employee Stock Purchase Plan” means the Company’s employee stock purchase plan, if, and in the form, approved by a majority of the shareholders of the Company at the Company’s annual general meeting dated June 25, 2019;

(r)
“Equity Securities” means:

(i)
shares or any other security of the Company that carries the residual right to participate in the earnings of the Company and, on liquidation, dissolution or winding-up, in the assets of the Company, whether or not the security carries voting rights;

(ii)
any warrants, options or rights entitling the holders thereof to purchase or acquire any such securities; or

(iii)
any securities issued by the Company which are convertible or exchangeable into such securities.

(s)
“Equity Incentive Plans” means any and all of the Company’s equity incentive plans in existence from time to time on and after the effective date of the Plan, but excluding the Employee Stock Purchase Plan;

(t)
“Exchange” means a stock exchange, inter-dealer quotation network or other organized trading facilities on which the Common Shares are listed.

(u)
“Exchange Hold Period” has the meaning ascribed thereto in Policy 1.1 of the policy manual of the TSXV.

(v)
“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Optionee.

(w)
“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.

(x)
“Exercise Price” means the price at which an Option may be exercised as determined in accordance with Section 3.6.

(y)
“Expiry Date” means the expiry date of an Option as specified in the Option Certificate.

(z)
“Guardian” means the guardian, if any, appointed for an Optionee.

(aa)
“Insider” has the meaning given to such term in Policy 1.1 of the policy manual of the TSXV.

(bb)
“Investor Relations Activities” means any activities or oral or written communications, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)
the dissemination of information provided, or records prepared, in the ordinary course of business of the Company:

A.
to promote the sale of products or services of the Company; or

B.
to raise public awareness of the Company;

that cannot reasonably be considered to promote the purchase or sale of securities of the Company;
(ii)
activities or communications necessary to comply with the requirements of:

A.
applicable securities laws; and

B.
Exchange requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or Exchange having jurisdiction over the Company;

(iii)
communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if:

A.
the communication is only through the newspaper, magazine or publication; and

B.
the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)
activities or communications that may be otherwise specified by an Exchange.

(cc)
“ISO” has the meaning given to that term under Section 3.12.

(dd)
“Management Company Employee” means an individual employed by a Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities.

(ee)
“Market Price” means an amount which is not less than the closing market price for the Company’s Common Shares on the Nasdaq Stock Market or the TSXV, as the case may be, on the applicable date, or if there is no closing trading price at such time of grant of the Options, then on the trading day prior to the date of grant of the Options.

(ff)
“Offer” has the meaning given to such term in Section 3.10(f).

(gg)
“Officer” means any individual who is serving as a duly appointed officer of the Company.

(hh)
“Option” means an option to acquire Common Shares, awarded to a Director, Officer, Employee or Consultant, including all options granted under the Plan or any prior version of the Plan or pursuant to individual option agreements.

(ii)
“Option Certificate” means the certificate, in the form set out as Schedule A hereto, evidencing an Option.

(jj)
“Optionee” means a Person to whom an Option has been granted hereunder.

(kk)
“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

(ll)
“Personal Representative” means:

(i)
in the case of a deceased Optionee, the executor or administrator of the deceased duly appointed by law or by a court or public authority having jurisdiction to do so; and

(ii)
in the case of an Optionee who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Optionee.

(mm)
“Plan” means this stock option plan.

(nn)
“Qualified Successor” means a Person who is entitled to ownership of an Option upon the death of an Optionee, pursuant to a will or the applicable laws of descent and distribution upon death.

(oo)
“Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Common Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

(pp)
“Termination Date” means:

(i)
in the case of the resignation of the Optionee’s employment or the termination of the Optionee’s consulting or service contract by the Optionee, the date that the Optionee provides notice of such resignation or termination to the Company; or

(ii)
in the case of the termination of the Optionee’s employment or consulting or service contract by the Company for any reason other than death or disability, the date that the Company delivers written notice of termination of the Optionee’s employment or consulting or service contract to the Optionee; or

(iii)
in the case of the expiry of a fixed-term employment or consulting or service contract that is not renewed or extended, the last day of the term.

(qq)
“Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, including any sale or exchange pursuant to a plan of arrangement, merger, consolidation, acquisition or similar transaction; and the words “Transferred”, “Transferring” and similar words have corresponding meanings.

(rr)
“TSXV” means the TSX Venture Exchange.

(ss)
“U.S. Participant” has the meaning given to that term under Section 3.12.

1.2
Choice of Law

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.
1.3
Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.
ARTICLE 2
PURPOSE AND PARTICIPATION
2.1
Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Employees and Consultants, to reward such of those Directors, Officers, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward creating shareholder value through achievement of the short and long term goals of the Company.
The Plan shall serve as the successor to the Company’s Amended and Restated Stock Option Plan approved by the board of directors of the Company on March 8, 2017 (the “Prior Plan”), and no further awards shall be made under the Prior Plan from and after the effective date of the Plan. All outstanding awards under the Prior Plan immediately prior to the effective date of the Plan shall be included in the maximum number of Common Shares and other limitations set forth in subsection 3.2 herein. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and the Prior Plan, provided such award was granted prior to February 28, 2017, and no provision of the Plan shall affect or otherwise modify the rights or obligations of holders of such awards. For greater certainty, each award granted under the Prior Plan on or after February 28, 2017 will be governed solely by the terms and conditions of the Plan and the instrument evidencing such grant.
2.2
Eligibility

The Board will, from time to time and in its sole discretion, determine those Directors, Officers, Employees and Consultants, if any, to whom Options are to be awarded. Further:
(a)
Options may be granted to any Employee, Officer, Director or Consultant of the Company or any Affiliate.

(b)
No Option shall be granted to any Optionee unless the Board has determined that the grant of such Option and the exercise thereof by the Optionee will not violate the securities laws of the jurisdiction in which the Optionee resides.

(c)
The number of grants which may be issuable under the Plan and all of the Company’s other security based compensation arrangements in existence from time to time on and after the effective date of the Plan, within any one-year period:

(i)
to any one Person, shall be no more than 5% of the issued and outstanding share capital of the Company, with the exception of a Consultant who may not receive grants of more than 2% of the issued and outstanding share capital of the Company; and

(ii)
to Persons employed to conduct Investor Relations Activities, shall be no more than an aggregate of 2% of the number of issued and outstanding Common Shares in the capital of the Company at any one time.

2.3
Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator will notify the Optionee in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.
2.4
Copy of Plan

Each Optionee, concurrently with the notice of the award of the Option, will be provided with a copy of the Plan. A copy of any amendment to the Plan will be promptly provided by the Administrator to each Optionee.
2.5
Limitation

The Plan does not give any Optionee that is a Director or Officer the right to serve or continue to serve as a Director or Officer of the Company nor does it give any Optionee that is an Employee the right to be or to continue to be employed with the Company, nor does it give any Optionee that is a Consultant the right to have a consulting relationship with the Company or provide services to the Company.
ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS
3.1
Board to Issue Common Shares

The Common Shares to be issued to Optionees upon the exercise of Options will be authorized and unissued Common Shares the issuance of which will have been authorized by the Board. Upon the exercise of Options in accordance with the terms thereof, the Company will issue Common Shares to the applicable Optionees, provided that for any Options granted on or after December 10, 2020, and prior to the approval of this Plan by the shareholders of the Company, no Options shall be exercisable nor any Common Shares issuable upon the exercise thereof until the following has been obtained:
(a)
The approval of this Plan by the shareholders of the Company; and

(b)
Shareholder approval of the grants of such Options.

3.2
Number of Common Shares

Subject to adjustment as provided for in Section 3.10 hereof, the maximum number of Common Shares that will be available for Directors, Officers, Employees and Consultants to acquire pursuant to Options granted under the Prior Plan, in combination with the aggregate number of Common Shares which may be issuable under the Equity Incentive Plans, will be 7,336,059 Common Shares, of which no more than 6,000,000 will be available for Employees to acquire pursuant to ISOs. If any Option expires, cancels or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the Option was not exercised will again be available for the purposes of the Plan.
3.3
Option Details

With respect to each Option to be granted to an Optionee, the Board shall specify the following terms in the Option between the Company and the Optionee:
(a)
the Award Date;

(b)
subject to Section 3.9, the term of the Option, provided that the Exercise Period shall in no event be greater than ten (10) years following the Award Date; however, if the Exercise Period is terminated during a Blackout Period, the Exercise Period shall be extended to the date that is ten (10) business days following the end of such Blackout Period (the “Extension Period”), provided that, if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period;

(c)
the Exercise Price, provided that the Exercise Price shall not be less than the Market Price;

(d)
any vesting schedule contained in the Option Certificate upon which the exercise of the Option is contingent; provided that, subject to compliance with the rules and policies of all applicable Regulatory Authorities, the Board shall have complete discretion with respect to the terms of any such vesting schedule, including, without limitation, discretion to:

(i)
permit partial vesting in stated percentage amounts based on the term of such Option; and

(ii)
permit full vesting after a stated period of time has passed from the Award Date;

(e)
if the Optionee in respect of an Option grant is an Employee, Consultant or Management Company Employee a representation by the Company that the Optionee is a bona fide Employee, Consultant or Management Company Employee; and

(f)
such other terms and conditions as the Board deems advisable and are consistent with the purposes of this Plan.

3.4
Term of Option

An Optionee may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date; provided that, if the Expiry Date occurs during a Blackout Period, the Expiry Date shall be extended to the date that is ten (10) business days following the end of such Blackout Period, provided that, if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period.
3.5
Termination of Options

To the extent not earlier exercised or terminated in accordance with Section 3.9 hereof, an Option shall terminate at the earliest of the following dates:
(a)
the termination date specified for such Option in the Option Certificate; provided that, if the termination date occurs during a Blackout Period, such termination date shall be extended to the date that is ten (10) business days following the end of such Blackout Period, provided that, if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period;

(b)
where the Optionee’s position as an Employee, Consultant, Director or Officer of the Company or any Affiliate is terminated for just cause, the date of such termination for just cause;

(c)
unless determined otherwise by the Board, where the Optionee’s position as an Employee, Consultant, Officer or Director of the Company or any Affiliate terminates for a reason other than the Optionee’s Disability, death, or termination for just cause, (i) on the Termination Date with respect to Options that have not vested as at such Termination Date, and (ii) 90 days after the Termination Date with respect to Options that have vested as at such Termination Date, provided that if an Optionee’s position with the Company changes from one of the said categories to another category, such change shall not constitute termination for the purpose of this subsection 3.3(c); and

(d)
the date of any sale, Transfer, assignment or hypothecation, or any attempted sale, Transfer, assignment or hypothecation, of such Option in violation of Section 3.9 hereof.

3.6
Exercise Price

The price at which an Optionee may purchase a Common Share upon the exercise of an Option will be as set forth in the Option Certificate issued in respect of such Option and in any event will not be less than the Market Price. An Option shall not establish a minimum Exercise Price until such Option has been allocated to a Particular Person.
3.7
Reduction in Exercise Price

Disinterested Shareholder Approval will be obtained for any reduction in the Exercise Price of Options granted to Insiders, if the Optionee is an Insider of the Company at the time of such proposed reduction in Exercise Price.
3.8
Additional Terms

Notwithstanding the foregoing sections of this Article 3, and subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:
(a)
providing that an Option expires on a date other than as provided for herein, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option; however, if the Expiry Date occurs during a Blackout Period, the Expiry Date shall be extended to the date that is ten (10) business days following the end of such Blackout Period, provided that, if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period;

(b)
providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events other than as provided for herein; and

(c)
providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company.

3.9
Assignment of Options

Subject to this Section 3.9, Options are non-assignable and non-transferable.
(a)
Death of Optionee — If the employment of an Optionee as an Employee or Consultant of the Company or any Affiliate, or the position of an Optionee as a Director or Officer of the Company or any Affiliate, terminates as a result of his or her death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee, and shall be exercisable by the Qualified Successor for a period of 1 year following such death, provided that in no case shall the Exercise Period of the Option extend beyond ten years from the Award Date.

(b)
Disability of Optionee — If the employment of an Optionee as an Employee or Consultant of the Company or any Affiliate, or the position of an Optionee as a Director or Officer of the Company or any Affiliate, is terminated by the Company or any Affiliate by reason of such Optionee’s Disability, any Option held by such Optionee that could have been exercised immediately prior to such termination of service shall be exercisable by such Optionee, or by his Guardian, for a period of 1 year following the termination of service of such Optionee.

(c)
Disability and Death of Optionee — If an Optionee who has ceased to be employed by the Company or any Affiliate by reason of such Optionee’s Disability dies within 30 days after the termination of such employment, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor for a period of 1 year following the death of such Optionee, provided that in no case shall the Exercise Period of the Option extend beyond five years from the Award Date.
(d)
Vesting — Options held by a Qualified Successor or exercisable by a Guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

(e)
Deemed Non-Interruption of Employment — Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee’s right to reemployment with the Company or any Affiliate is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee’s reemployment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first day of such leave.

(f)
Retirement — In the event of the termination of employment of an Optionee who is an Employee at any time during the term of an Option by reason of the deemed retirement of such Employee, as may be determined by the Board, in its sole discretion, then the rights to purchase Common Shares under the Option which have accrued to the Optionee and remain unexercised at, or which accrue subsequent to, the date of his retirement shall remain exercisable by the Optionee (or by the Optionee’s legal personal representative or representatives if the Optionee dies before the last date of exercise of the Option) for a period of 1 year following the retirement of such Optionee in accordance with the terms of the Option.

3.10
Adjustment of Options

(a)
Alteration in Capital Structure — If there is any change in the Common Shares through or by means of a declaration of stock dividends of the Common Shares or consolidations, subdivisions or reclassifications of the Common Shares, or otherwise, the number of Common Shares available under the Plan, the Common Shares subject to any Option and the Exercise Price therefor shall be adjusted proportionately by the Board and, if required, approved by the Regulatory Authorities having authority over the Company or the Plan, and such adjustment shall be effective and binding for all purposes of the Plan.

(b)
Effect of Amalgamation, Merger or Arrangement — If the Company amalgamates, merges or enters into a plan of arrangement with or into another corporation, any Common Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, merger or arrangement if the Optionee had exercised his Option immediately prior to the record date applicable to such amalgamation, merger or arrangement, and the exercise price shall be adjusted proportionately by the Board and such adjustment shall be binding for all purposes of the Plan.

(c)
Acceleration on Change of Control — Upon a Change of Control, all Options shall become immediately exercisable, notwithstanding any contingent vesting provisions to which such Options may have otherwise been subject. Any proposed acceleration of vesting provisions are subject to the necessary approvals of the applicable Regulatory Authorities.

(d)
Acceleration of Date of Expiry or Vesting — The Board shall have the right to accelerate the date of expiry of any portion of any Option or the vesting of any portion of any Option which remains unvested, subject to the necessary approvals of the applicable Regulatory Authorities.

(e)
Determinations to be made by Board — Adjustments and determinations under this subsection (e) shall be made by the Board, whose decisions as to the adjustments or determination which shall be made, and the extent thereof, shall be final, binding, and conclusive.

(f)
Effect of a Take-over — If a bona fide offer (the “Offer”) for Common Shares is made to an Optionee or to shareholders generally or to a class of shareholders which includes the Optionee, which Offer constitutes a take-over bid within the meaning of Section 92 of the British Columbia Securities Act, as amended from time to time, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon any Option held by an Optionee may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Common Shares received upon such exercise (the “Optioned Shares”) to the Offer. If:
(i)
the Offer is not completed within the time specified therein; or

(ii)
all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror pursuant thereto;

the Optioned Shares or, in the case of clause (b) above, the Optioned Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued Common Shares and with respect to such returned Optioned Shares, the Option shall be reinstated as if it had not been exercised. If any Optioned Shares are returned to the Company under this Section, the Company shall refund the Exercise Price to the Optionee for such Optioned Shares.
(g)
No fractional Common Shares will be issued upon the exercise of an Option. Accordingly, if, as a result of a consolidation, subdivision, conversion, exchange or reclassification of Common Shares, an Optionee would become entitled to a fractional Common Share, such Optionee will have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.11
Option Grant and Vesting Terms

Unless otherwise determined by the Board in accordance with the terms and conditions of this Plan, Options will be granted by the Board. The Board may determine and impose terms upon which each Option shall become vested, provided that, if the Common Shares are listed on the TSXV, Options granted to Persons employed to conduct Investor Relations Activities, must vest in stages over 12 months with no more than 25% of the Options vesting in any three month period.
3.12
U.S. Participants

Any Option granted under the Plan to an Optionee who is a citizen or resident of the United States (including its territories, possessions and all areas subject to the jurisdiction) (a “U.S. Participant”) may, at the sole discretion of the Company, be an incentive stock option (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, of the United States (the “Code”), but only if so designated by the Company in the Option Certificate evidencing such Option. No provision of this Plan, as it may be applied to a U.S. Participant with respect to Options which are designated as ISOs, shall be construed so as to be inconsistent with any provision of Section 422 of the Code or the Treasury Regulations thereunder. Grants of Options to U.S. Participants which are not designated as or otherwise do not qualify as ISOs will be treated as nonstatutory stock options for U.S. federal tax purposes. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to ISOs granted to each U.S. Participant:
(a)
ISOs shall only be granted to individual U.S. Participants who are, at the time of grant, employees of the Company within the meaning of the Code;

(b)
the aggregate fair market value (determined as of the time an ISO is granted) of the Common Shares subject to ISOs exercisable for the first time by a U.S. Participant during any calendar year under this Plan and all other stock option plans, within the meaning of Section 422 of the Code, of the Company shall not exceed One Hundred Thousand Dollars in U.S. funds (U.S.$100,000);

(c)
the Exercise Price for Common Shares under each ISO granted to a U.S. Participant pursuant to this Plan shall be not less than fair market value of such Common Shares at the time the Option is granted, as determined in good faith by the Board at such time (unless such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code);

(d)
if any U.S. Participant to whom an ISO is to be granted under the Plan at the time of the grant of such ISO is the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, then the following special provisions shall be applicable to the ISO granted to such individual:
(i)
the Exercise Price (per share) subject to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of one Common Share at the time of grant; and

(ii)
for the purposes of this Section 3.12 only, the Exercise Period shall not exceed five (5) years from the date of grant;

(e)
no ISO may be granted hereunder to a U.S. Participant following the expiration of ten (10) years after the date on which this Plan is adopted by the Company or the date on which the Plan is approved by the shareholders of the Company, whichever is earlier; and

(f)
no ISO granted to a U.S. Participant under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Company.

ARTICLE 4
EXERCISE OF OPTION
4.1
Exercise of Option

Except as provided pursuant to Sections 3.5, 3.9, and 3.10 hereof, no Option may be exercised unless the Optionee is, at the time of such exercise, a bona fide Employee, Officer, Director or Consultant of the Company or any of its Affiliates or the Personal Representative of the Optionee, and shall have been continuously such a bona fide Employee, Officer, Director or Consultant, as the case may be. An Optionee or the Personal Representative of the Optionee may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to “ESSA Pharma Inc.” in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.
4.2
Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator will, in his sole discretion, either cause to be delivered to the Optionee a certificate for the Common Shares purchased by the Optionee or cause to be delivered to the Optionee a copy of such certificate and the original of such certificate will be placed in the minute book of the Company. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Optionee concurrently with delivery of the share certificate for the balance of the Common Shares available under the Option.
4.3
Condition of Issue

The Options and the issue of Common Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Optionee agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.
4.4
Exchange Hold Period’s and Resale Restrictions

If required by the policies of the Exchange, the certificate representing the Option and any certificate representing Common Shares issued upon the exercise of such Option (if exercised prior to the expiry of the Exchange Hold Period) will bear the following Exchange Hold Period legend:
“Without prior written approval of TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred,

hypothecated or otherwise traded on or through the facilities of TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert date that is four months and a day after the distribution date].”
4.5
Tax Withholding and Procedures

Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out in this Article 4 and elsewhere in this Plan, and as a condition of exercise:
(a)
deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)
otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded; or

(c)
direct a portion of the Common Shares acquired to be sold by a broker, the funds from such sale paid to the Company and the Company directed to remit the funds received to the Canada Revenue Agency and/or such other applicable provincial taxation authority in satisfaction of the applicable withholding requirements;

and must in all other respects follow any related procedures and conditions imposed by the Company.
ARTICLE 5
ADMINISTRATION
5.1
Administration

The Plan will be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such policies not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it may see fit.
5.2
Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Optionee. No member of the Board or any person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.
ARTICLE 6
AMENDMENT, TERMINATION AND NOTICE
6.1
Termination and Amendment of Plan

(a)
Power of the Board to Terminate or Amend Plan — Subject to the acceptance of the TSXV and any other applicable Regulatory Authorities and the requirements of the policy manual of the TSXV and any other applicable Regulatory Authority, the Board may terminate, suspend or amend the terms of the Plan; provided, however, that, except as provided in Section 4.1 hereof, the Board may not do any of the following without obtaining, within 12 months either before or after the Board’s adoption of a resolution authorizing such action, approval by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable corporate laws, and, where required, by way of Disinterested Shareholder Approval:
(i)
increase the maximum number of Common Shares that may be reserved under the Plan for issuance pursuant the exercise of Options (other than pursuant to Section 3.10);

(ii)
place limitations under the Plan on the number of Options that may be granted to any one Person or any category of Persons;

(iii)
reduce the exercise price of Options (other than pursuant to Section 3.10);

(iv)
grant to Insiders, within a 12 month period, an aggregate number of options exceeding 10% of the Company’s issued Common Shares, calculated at the date the Option is granted to the Insider;

(v)
issue to any one Optionee, within a 12 month period, a number of Common Shares exceeding 5% of the Company’s Common Shares;

(vi)
reserve for issuance Common Shares under the Plan and all of the Company’s other security based compensation arrangements in existence from time to time on and after the effective date of the Plan, where such reservation could result in the aggregate number of Common Shares granted to Insiders exceeding 10% of the Company’s issued Common Shares;

(vii)
materially modify the requirements as to eligibility for participation in the Plan;

(viii)
materially increase the benefits accruing to participants under the Plan;

(ix)
modify the method for determining the exercise price of the Options;

(x)
modify the maximum term of the Options;

(xi)
modify the expiry and termination provisions applicable to Options;

(xii)
expand the types of awards which may be granted under the Plan;

(xiii)
extend the duration of the Plan; or

(xiv)
modify the provisions of this Section 6.1

however, the Board may, without shareholder approval:
(i)
make any amendment of a typographical, grammatical, clerical or administrative nature or clarification correcting or rectifying any ambiguity, immaterial inconsistency, defective provision, mistake, or error or omission in this Plan or any Option;

(ii)
make any addition to, deletion from or alteration of the provisions of this Plan or any Option that are necessary to comply with applicable law or the requirements of any regulatory or governmental agency or applicable stock exchange and to avoid unanticipated consequences deemed by the Board to be inconsistent with the purpose of this Plan; or

(iii)
make any amendments to clarify existing provisions of this Plan or any Option provided that such changes do not have the effect of altering the scope, nature and intent of this Plan or any Option.

(b)
No Grant During Suspension of Plan — No Option may be granted during any suspension, or after termination, of the Plan. Amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

6.2
Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.3
Term of Plan

Notwithstanding anything in the Plan to the contrary, no Option may be granted under the Plan following October 4, 2029 unless the shareholders of the Company shall have approved the extension of such date; provided that, in the event that the Plan terminates pursuant to this Section 6.3, such termination will not alter the terms or conditions of any Option or impair any right of any Optionee pursuant to any Option awarded prior to the date of such termination which will continue to be governed by the provisions of the Plan.
6.4
Termination

The Board may terminate the Plan at any time provided that such termination will not alter the terms or conditions of any Option or impair any right of any Optionee pursuant to any Option awarded prior to the date of such termination which will continue to be governed by the provisions of the Plan.
6.5
Agreement

The Company and every Option awarded hereunder will be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Optionee has expressly agreed with the Company to be bound by the terms and conditions of the Plan.
6.6
Notice

Any notice or other communication contemplated under the Plan to be given by the Company to an Optionee will be given by the Company delivering or faxing the notice to the Optionee at the last address for the Optionee in the Company’s records. Any such notice will be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission. An Optionee may, at any time, advise the Company of a change in the Optionee’s address or fax number.

SCHEDULE A
ESSA PHARMA INC.
STOCK OPTION PLAN
OPTION CERTIFICATE
This Certificate is issued pursuant to the provisions of the ESSA Pharma Inc. (the “Company”) stock option plan (the “Plan”) and evidences that • is the holder (the “Optionee”) of an option (the “Option”) to purchase up to • Common Shares Without Par Value (the “Common Shares”) in the capital stock of the Company. The Exercise Price of the Option is • per Common Share.
Subject to the provisions of the Plan:
(a)
the Award Date of the Option is •, •;

(b)
the Expiry Date of the Option is •, •; and

(c)
the Option shall vest in accordance with the following schedule:

(i)
•; and

(ii)
•.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “ESSA Pharma Inc.” in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised.
This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.
The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.
Dated this • day • of •, •.
ESSA PHARMA INC.
Per:

Administrator, Stock Option Plan
ESSA Pharma Inc.
ESSA PHARMA INC.
OPTION CERTIFICATE — SCHEDULE

The additional terms and conditions attached to the Option represented by this Certificate are as follows:
1.
•

ESSA PHARMA INC.
Per:

Administrator, Stock Option Plan
ESSA Pharma Inc.

SCHEDULE B
ESSA PHARMA INC.
STOCK OPTION PLAN
NOTICE OF EXERCISE OF OPTION
TO:
The Administrator, Stock Option Plan
ESSA Pharma Inc.
999 West Broadway Suite 720
Vancouver, British Columbia V5Z 1K5

The undersigned hereby irrevocably gives notice, pursuant to the ESSA Pharma Inc. stock option plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):
(a)
all of the Common Shares; or

(b)
  of the Common Shares,
which are the subject of the Option Certificate attached hereto.
The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to “ESSA Pharma Inc.” in an amount equal to the aggregate Exercise Price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.
DATED the    day of  ,  .

Signature of Optionee

SCHEDULE C
Amended Articles of Incorporation
ADVANCE NOTICE PROVISIONS
Amendments
The Articles will be amended by inserting the following as Section 10.9:
“10.9    Advance Notice of Nominations of Directors
(a)
Nomination Procedures — Subject only to the Act, Applicable Securities Law and these Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if the election of directors is a matter specified in the notice of meeting,

(i)
by or at the direction of the board, including pursuant to a notice of meeting;

(ii)
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of the shareholders made in accordance with the provisions of the Act; or

(iii)
by any person (a “Nominating Shareholder”) who (A) at the close of business on the date of the giving of the notice provided for in this Article 10.9 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company, and (B) has given timely notice in proper written form as set forth in this Article 10.9.

(b)
Manner of timely notice — To be timely, a Nominating Shareholder’s notice must be received by the corporate secretary of the Company at the principal executive office or registered office of the Company:

(i)
in the case of an annual meeting (including an annual and special meeting) of shareholders, not later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)
in the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

(c)
Proper form of notice — To be in proper written form, a Nominating Shareholder’s notice must comply with this Article 10.9 and must set forth:

(i)
as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

(A)
their name, age, business and residential address, and principal occupation or employment for the past five years;

(B)
their direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount; and

(C)
any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Act or Applicable Securities Laws; and

(ii)
as to each Nominating Shareholder giving the notice:

(A)
their name, business and residential address;

(B)
any direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount;

(C)
any proxy, contract, arrangement, agreement or understanding pursuant to which such person, or any of its Affiliates or Associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the board; and

(D)
any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act or as required by Applicable Securities Laws.

References to “Nominating Shareholder” in this Article 10.9 shall be deemed to refer to each shareholder that nominates a person for election as a director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.
(d)
Currency of information — All information to be provided in a timely notice pursuant to this Article 10.9 shall be provided as of the record date for determining shareholders entitled to vote at the meeting (if such date shall then have been publicly announced) and as of the date of such notice. The Nominating Shareholder shall update such information to the extent necessary so that it is true and correct as of the date that is ten (10) business days prior to the date of the meeting, or any adjournment or postponement thereof.

(e)
Power of the chair — The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(f)
Delivery of notice — Notwithstanding any other provision of these Articles, notice given to the corporate secretary of the Company pursuant to this Article 10.9 may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time on the Company’s website for general inquiries), and shall be deemed to have been given and made only at the time it is served by personal delivery to the corporate secretary at the address of the principal executive offices of the Company, email (at the address as aforesaid and provided that confirmation of receipt of such email has been received) or sent by facsimile transmission (provided that receipt of the confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is not a business day or later than 5:00 p.m. (Pacific time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(g)
Exclusive Means — For the avoidance of doubt, this Article 10.9 shall be the exclusive means for any person to bring nominations for election to the board at or in connection with any annual or special meeting of the shareholders of the Company.

(h)
Waiver — Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Article 10.9.

(i)
Definitions — For purposes of this Article 10.9,

“Affiliate”, when used to indicate a relationship with a specific person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;
“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the written rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each province and territory of Canada;
“Associate”, when used to indicate a relationship with a specified person, shall mean (i) any body corporate or trust of which such person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such body corporate or trust for the time being outstanding, (ii) any partner of that person, (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (iv) a spouse of such specified person, (v) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (vi) any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person;
“beneficially owns” or “beneficially owned” means, in connection with the ownership of shares in the capital of the Company by a person, (i) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (ii) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (iii) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person beneficially owns pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (iv) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities;
“close of business” means 5:00 p.m. (Pacific time) on a business day in British Columbia, Canada;
“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts; and
“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com.”

QUORUM REQUIREMENT
Current Provisions
Section 11.3 of the Articles currently states:
“11.3   Quorum
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one or more persons who are, or who represent by proxy, one or more shareholders who, in the aggregate, hold at least 10% of the issued shares of the Company entitled to be voted at the meeting.”
Amendments
Section 11.3 of the Articles is amended by deleting Section 11.3 and replacing with the following:
“11.3   Quorum
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold shares to which are attached at least 33 1∕3% of the votes attached to all of the issued shares of the Company entitled to be voted at the meeting.”
ALTERNATE DIRECTORS PROVISIONS
Current Provisions
Article 15 of the Articles currently states:
“ARTICLE 15
ALTERNATE DIRECTORS
15.1   Appointment of Alternate Director
Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director, or who is qualified to serve on each of the committees of the directors of which the appointer is a member, to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors, as the case may be, at which the appointor is not present, unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.
15.2   Notice of Meetings
Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.
15.3   Alternate for More Than One Director Attending Meetings
A person may be appointed as an alternate director by more than one director, and an alternate director:
(a)
will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(b)
has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(c)
will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity; and

(d)
has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4   Consent Resolutions
Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.
15.5   Alternate Director Not an Agent
Every alternate director is deemed not to be the agent of his or her appointor.
15.6   Revocation of Appointment of Alternate Director
An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.
15.7   Ceasing to be an Alternate Director
The appointment of an alternate director ceases when:
(a)
his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(b)
the alternate director dies;

(c)
the alternate director resigns as an alternate director in the manner required by the Act;

(d)
the alternate director ceases to be qualified to act as a director; or

(e)
his or her appointor revokes the appointment of the alternate director.

15.8   Remuneration and Expenses of Alternate Director
The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.”
Amendments
Article 15 of the Articles is amended by being deleted in its entirety.
NOTICE AND ACCESS PROVISIONS
Current Provisions
Section 24.1 of the Articles currently states:
“24.1   Method of Giving Notice.
Unless the Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent by or to a person may be sent by any one of the following methods:
(a)
mail addressed to the person at the applicable address for that person as follows:

(i)
for a record mailed to a shareholder, the shareholder’s registered address;

(ii)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)
in any other case, the mailing address of the intended recipient;

(b)
delivery at the applicable address for that person as follows, addressed to the person:

(i)
for a record delivered to a shareholder, the shareholder’s registered address;

(ii)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; and

(iii)
in any other case, the delivery address of the intended recipient;

(c)
sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)
sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class;

(e)
physical delivery to the intended recipient.”

Amendments
Section 24.1 of the Articles is amended by adding a new subsection (f) as follows:
“(f)
as otherwise permitted by any securities legislation (together with all regulations and rules made and promulgated thereunder and all administrative policy statements, blanket orders, and rulings, notices, and other administrative directions issued by securities commissions or similar authorities appointed thereunder) in any province or territory of Canada or in the federal jurisdiction of the United States or in any state of the United States that is applicable to the Company.”

SCHEDULE D
Corporate Governance Guidelines
ESSA PHARMA INC.
CORPORATE GOVERNANCE GUIDELINES
Purpose
The board of directors (the “Board”) of ESSA Pharma Inc. (the “Corporation”) is responsible for the proper stewardship of the Corporation. The Board’s role is to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”) of the Corporation, assess and approve the strategic direction of the Corporation, oversee the processes for risk assessment, management and internal control, monitor management performance against agreed benchmarks, develop the Corporation’s approach to corporate governance, and assure the integrity of financial reports.
Board Composition; Meetings
Membership Criteria
1.
The Board shall be comprised of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the Nasdaq Stock Market. The Board will have the number of directors as may be determined in accordance with the Business Corporations Act (British Columbia) and the Corporation’s articles.

Selection of New Directors
2.
Composition of the Board will be reviewed on an annual basis. The Corporate Governance and Nomination Committee (the “CGNC”), in consultation with the CEO, is responsible for identifying and recommending new nominees with appropriate skills to the Board. In making nominee recommendations, the CGNC will consider:

(a)
the competencies, skills and diversity of view, experience, skillset, gender and ethnicity considered necessary for the Board as a whole to possess;

(b)
the competencies, skills and diversity that each existing director brings to the Board;

(c)
the competencies, skills and diversity each new nominee will bring to the Board; and

(d)
whether the nominee will be an independent director.

In addition, the CGNC will consider whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board.
Board Leadership
3.
The Board will appoint chairman of the Board (the “Chairman”) in the manner that it determines to be in the best interests of the Corporation. If the Chairman is not an independent director, the independent directors shall select an independent director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. If the Chairman is an independent director then the duties of the Lead Director described herein shall be a part of the duties of the Chairman. The Lead Director will assist the Board in discharging its stewardship function and provide advice, counsel and mentorship to the CEO, particularly with respect to matters of strategic significance to the Corporation.

4.
The Lead Director will promote the delivery of information to the directors on a timely basis, keep the directors fully apprised of all matters which are material to directors at all times, and ensure that the information requested by any director is provided and meets the needs of that director. The Lead Director’s duties will include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the Board’s independent directors and other non-management directors, and facilitating communications between the other members of the Board.
5.
In performing the duties described above, the Lead Director is expected to consult with the chairpersons of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibilities of such committee chairpersons.

Meetings
6.
The Board will meet as required, but at least once quarterly.

7.
The independent directors will meet in executive session, without the non-independent directors and members of management, at each regularly scheduled Board meeting. The Lead Director shall preside over such executive sessions.

Meeting Preparation and Attendance
8.
In connection with each meeting of the Board and each meeting of a committee of the Board of which a director is a member, each director will:

(a)
review in advance the materials provided to the directors in connection with the meeting and be adequately prepared for the meeting; and

(b)
attend each meeting in person, by phone or by video-conference depending on the format of the meeting, to the extent practicable.

The Board’s Roles and Responsibilities
Corporate Planning
1.
The Board will:

(a)
review its strategic planning process and approve a strategic plan each year which takes into account, among other things, the opportunities and risks of the Corporation; and

(b)
approve and monitor, on an annual basis, the operational plans and budgets of the Corporation submitted by management.

Risk Management and Ethics
2.
The Board will oversee:

(a)
legal and regulatory compliance and ensure that the business of the Corporation is conducted according to the highest ethical standards; and

(b)
the identification and management of the principal risks, including financial risks and other risks that the Corporation must face in the course of its business.

Supervision of Management
3.
The Board will:

(a)
periodically review its succession planning for the CEO and senior management;

(b)
establish corporate objectives for the CEO annually and evaluate the performance of the CEO against these corporate objectives;

(c)
consider and approve major business initiatives and corporate transactions proposed by management; and

(d)
oversee the Corporation’s implementation of internal control and management information systems.

Management of Board Affairs
4.
The Board will:

(a)
develop a process for the orientation and education of new members of the Board;

(b)
support continuing education opportunities for all members of the Board;

(c)
in conjunction with the CGNC, assess the participation, contributions and effectiveness of the Chairman and individual board members on an annual basis; and

(d)
annually review and assess the performance, effectiveness and contribution of the Board and its committees and consider any recommended changes to the Corporation’s policies and procedures.

5.
The Board has established the following standing committees: the Audit Committee, the Compensation Committee and the CGNC. The Board may establish additional committees of the Board it deems necessary to assist it in fulfilling its responsibilities.

Reporting
6.
The Board will report to the shareholders of the Corporation and will develop, in its discretion, a formal or informal communication policy for the Corporation that includes measures for receiving feedback from the Corporation’s shareholders.

Board Access; Outside Advisers
7.
Board members will have access to the Corporation’s management and, as appropriate, to the Corporation’s outside advisers. Board members shall coordinate such access through the Chairman or Lead Director, as applicable, and the CEO, and Board members will use judgment to ensure that this access is not distracting to the business operation of the Corporation. In addition, members of management may be invited to attend Board meetings where they may share relevant information or insight related to business discussed at the meeting and facilitate oversight over appropriate business operation of the Corporation.

8.
The Board and each of its committees will have the power to hire and terminate, at the Corporation’s expense, legal counsel, accountants, consultants or other advisers as the Board or any such committee deems necessary.

Board Compensation
9.
The Board will determine the form and amount of non-employee director compensation upon the recommendation of the Compensation Committee, which will periodically review the level and form of the Corporation’s director compensation.

Approved by the Board: December 10, 2020

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITATION AGENT:
NORTH AMERICAN TOLL FREE:
1-877-452-7184
COLLECT OUTSIDE NORTH AMERICA:
1-416-304-0211
EMAIL: ASSISTANCE@LAURELHILL.COM

ESSA

VIRTUAL AGM USER GUIDE

Important Notice for Non-Registered Holders:

Non-registered holders (being shareholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the meeting.

If you are a non-registered holder and wish to attend and participate at the meeting, you should carefully follow the instructions set out on your voting information form and in the management information circular relating to the meeting, in order to appoint and register yourself as proxy, otherwise you will be required to login as a guest.

Non-Registered shareholders will need to register their third party appointments at http://www.computershare.com/EssaPharma.

Getting Started

This year's annual meeting will be held virtually. You can participate online using your smartphone, tablet or computer.

By participating online, you will be able to listen to a live audio cast of the meeting. Only Registered Shareholders and duly appointed proxyholders with a login will be able to ask questions online and submit votes in real time.

As usual, you may also provide voting instructions before the meeting by completing the Form of Proxy or voting information form that has been provided to you.

In order to participate online:

Before the meeting:

1. Check that your browser for whichever device you are using is compatible. Visit http://web.lumiagm.com/278887896 on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Edge or Firefox.
2. All securityholders MUST register and 3rd party appointments prior to February 23, 2021 at 11:00 a.m. (Pacific Time) using the link: http://www.computershare.com/EssaPharma.
   Failure to do so will result in the appointee not receiving the login credentials.

Gather the information you need to access the online meeting:

Meeting ID: 278-887-896

Password: essa2021

To log in, you must have the following information:

Registered Holders
The 15 digit control number provided on your form of proxy provided by Computershare, which constitutes your user name.

Appointed Proxy
The user name provided by Computershare via email, provided your appointment has been registered.

Broadcast — **The broadcast bar:** Allows you to view and listen to the proceedings.

Home page icon: Displays meeting information

Questions icon: Used to ask questions

Voting icon: Used to vote. Only visible when the chairperson opens poll.

1 To proceed to the meeting, you will need to read and accept the Terms and Conditions.

Meeting Terms and Conditions
DECLINE
ACCEPT

2 Registered holders: Your user name is the 15 digit control number printed on your proxy form.

Appointed proxy holders: Your user name can be found in the email sent to you from Computershare.

123 456 789
Username
Password
Login

01OMZC

Computershare

3 Once logged in, you will see the home page, which displays the meeting documents and information on the meeting.

Icons will be displayed in different areas, depending on the device you are using.

123 456 789
Your Company
Your Company
Annual General Meeting
MEETING DOCUMENTS
Broadcast

4 To view proceedings you must tap the broadcast arrow ^ on your screen.

Toggle between the up and down arrow ^ to view another screen.

TO VOTE

5 When the Chair declares the poll open:

> A voting icon will appear on your device and the Meeting Resolutions will be displayed.

> To vote, tap one of the voting options. Your response will be highlighted.

123 456 789
Item 1 - Adoption of Remuneration Report
Item 2.1 - Elect Mr John Citizen as a Director
Broadcast

The number of items you have voted on, or are yet to vote on, is displayed at the top of the screen.

Votes may be changed up to the time the chair closes the poll.

NOTE: On some devices, in order to vote, you may need to minimize the audio cast by selecting the arrow ^ in the broadcast bar. Audio will still be available. To return to the audio cast after voting, select the arrow again.

TO ASK QUESTIONS

6 Tap on the Questions icon then **press the + button** to submit a question.

Compose your question and select the send icon ➤.

Confirmation that your message has been received will appear.

123-456-789
Your Company
Your Company
Annual General Meeting
MRS NANCY BECKETT
MEETING DOCUMENTS
Broadcast
123-456-789
Broadcast
Compose
Can you advise on revenue projections for next year?

01ON0A

ESSA

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on February 25, 2021

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 11:00 am, (Pacific Time), on February 23, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this proxy.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01ON5A

Appointment of Proxyholder

I/We being holder(s) of ESSA Pharma Inc. hereby appoint(s):
Richard Glickman, or failing him, David Parkinson, or failing him, David Wood

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/EssaPharma and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of ESSA Pharma Inc. to be held virtually at http://web.lumiagm.com/278887896, on February 25, 2021 at 11:00 a.m. (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. David R. Parkinson	☐	☐	02. Richard M. Glickman	☐	☐	03. Gary Sollis	☐	☐
04. Franklin M. Berger	☐	☐	05. Scott Requadt	☐	☐	06. Marella Thorell	☐	☐
07. Alex Martin	☐	☐	08. Sanford Zweifach	☐	☐	09. Ari Brettman	☐	☐

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For ☐ Withhold ☐

2. Appointment of Auditors

Appointment of Davidson & Company LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

For ☐ Against ☐

3. Approval of Omnibus Plan

For ☐ Against ☐

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For ☐ Against ☐

5. Approval of Amendment of Articles

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

EPHQ 310004 AR1

01ON6A